                                                                   Exhibit 10.49




                                                                  LOAN NO. 55921

                                                           SERVICING NO. 3132487

================================================================================



                                 LOAN AGREEMENT

                          Dated as of November 30, 2001

                                     Between

                           BPR SHOPPING CENTER, L.P.,
                                   as Borrower

                                       and

                             BANK OF AMERICA, N.A.,

                                    as Lender





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
                                TABLE OF CONTENTS

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Article 1             DEFINITIONS; PRINCIPLES OF CONSTRUCTION.............    1
         Section 1.1           Definitions................................    1
         Section 1.2           Principles of Construction.................   14

Article 2             GENERAL TERMS.......................................   15
         Section 2.1           The Loan...................................   15
         Section 2.2           Disbursement to Borrower...................   15
         Section 2.3           The Note, Mortgage and Loan Documents......   15
         Section 2.4           Loan Payments..............................   15
         Section 2.5           Loan Prepayments...........................   15

Article 3             CONDITIONS PRECEDENT................................   15
         Section 3.1           ...........................................   15

Article 4             REPRESENTATIONS AND WARRANTIES......................   15
         Section 4.1           Organization...............................   15
         Section 4.2           Status of Borrower.........................   16
         Section 4.3           Validity of Documents......................   16
         Section 4.4           No Conflicts...............................   16
         Section 4.5           Litigation.................................   17
         Section 4.6           Agreements.................................   17
         Section 4.7           Solvency...................................   17
         Section 4.8           Full and Accurate Disclosure...............   17
         Section 4.9           No Plan Assets.............................   18
         Section 4.10          Not a Foreign Person.......................   18
         Section 4.11          Enforceability.............................   18
         Section 4.12          Business Purposes..........................   18
         Section 4.13          Compliance.................................   18
         Section 4.14          Financial Information......................   18
         Section 4.15          Condemnation...............................   19
         Section 4.16          Utilities and Public Access; Parking.......   19
         Section 4.17          Separate Lots..............................   19
         Section 4.18          Assessments................................   19
         Section 4.19          Insurance..................................   19
         Section 4.20          Use of Property............................   19
         Section 4.21          Certificate of Occupancy; Licenses.........   19
         Section 4.22          Flood Zone.................................   20
         Section 4.23          Physical Condition.........................   20
         Section 4.24          Boundaries.................................   20
         Section 4.25          Leases and Rent Roll.......................   20
         Section 4.26          Filing and Recording Taxes.................   21
         Section 4.27          Management Agreement.......................   21
         Section 4.28          Illegal Activity...........................   21
         Section 4.29          Construction Expenses......................   21
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         Section 4.30          Personal Property..........................   21
         Section 4.31          Taxes......................................   22
         Section 4.32          Permitted Encumbrances.....................   22
         Section 4.33          Federal Reserve Regulations................   22
         Section 4.34          Investment Company Act.....................   22
         Section 4.35          REA........................................   22
         Section 4.36          No Change in Facts or Circumstances;
                               Disclosure.................................   22
         Section 4.37          Survival...................................   23

Article 5             BORROWER COVENANTS..................................   23
         Section 5.1           Existence; Compliance with Legal
                               Requirements...............................   23
         Section 5.2           Maintenance and Use of Property............   24
         Section 5.3           Waste......................................   24
         Section 5.4           Taxes and Other Charges....................   24
         Section 5.5           Litigation.................................   25
         Section 5.6           Access to Property.........................   25
         Section 5.7           Notice of Default..........................   25
         Section 5.8           Cooperate in Legal Proceedings.............   25
         Section 5.9           Performance by Borrower....................   25
         Section 5.10          Awards; Insurance Proceeds.................   25
         Section 5.11          Financial Reporting........................   26
         Section 5.12          Estoppel Statement.........................   30
         Section 5.13          Leasing Matters............................   30
         Section 5.14          Property Management........................   32
         Section 5.15          Liens......................................   33
         Section 5.16          Debt Cancellation..........................   33
         Section 5.17          Zoning.....................................   33
         Section 5.18          ERISA......................................   33
         Section 5.19          No Joint Assessment........................   34
         Section 5.20          Reciprocal Easement Agreements.............   34

Article 6             ENTITY COVENANTS....................................   34
         Section 6.1           Single Purpose Entity/Separateness.........   34
         Section 6.2           Change of Name, Identity or Structure......   36
         Section 6.3           Business and Operations....................   37
         Section 6.4           Independent Director.......................   37

Article 7             NO SALE OR ENCUMBRANCE..............................   38
         Section 7.1           Transfer Definitions.......................   38
         Section 7.2           No Sale/Encumbrance........................   38
         Section 7.3           Permitted Transfers........................   38
         Section 7.4           Lender's Rights............................   40
         Section 7.5           Assumption.................................   40

Article 8             INSURANCE; CASUALTY; CONDEMNATION; RESTORATION......   43
         Section 8.1           Insurance..................................   43
         Section 8.2           Casualty...................................   46
         Section 8.3           Condemnation...............................   46
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         Section 8.4           Restoration................................   47

Article 9             RESERVE FUNDS.......................................   51
         Section 9.1           Required Repairs...........................   51
         Section 9.2           Replacements...............................   51
         Section 9.3           Tenant Improvements and Leasing Commissions   51
         Section 9.4           Required Work..............................   52
         Section 9.5           Release of Reserve Funds...................   54
         Section 9.6           Tax and Insurance Reserve Funds............   57
         Section 9.7           Excess Cash Reserve........................   58
         Section 9.8           Reserve Funds Generally....................   58
         Section 9.9           Escrow Holdback............................   60

Article 10            -CASH MANAGEMENT AGREEMENT..........................   61

Article 11            EVENTS OF DEFAULT; REMEDIES.........................   61
         Section 11.1          Event of Default...........................   61
         Section 11.2          Remedies...................................   63

Article 12            ENVIRONMENTAL PROVISIONS............................   64
         Section 12.1          Environmental Representations and
                               Warranties.................................   64
         Section 12.2          Environmental Covenants....................   64
         Section 12.3          Lender's Rights............................   65
         Section 12.4          Operations and Maintenance Programs........   65
         Section 12.5          Environmental Definitions..................   66
         Section 12.6          Indemnification............................   66

Article 13            SECONDARY MARKET....................................   68
         Section 13.1          Transfer of Loan...........................   68
         Section 13.2          Delegation of Servicing....................   68
         Section 13.3          Dissemination of Information...............   68
         Section 13.4          Cooperation................................   68

Article 14            INDEMNIFICATIONS....................................   69
         Section 14.1          General Indemnification....................   69
         Section 14.2          Mortgage and Intangible Tax
                               Indemnification............................   69
         Section 14.3          ERISA Indemnification......................   70

Article 15            EXCULPATION.........................................   70
         Section 15.1          Exculpation................................   70

Article 16            NOTICES.............................................   72
         Section 16.1          Notices....................................   72

Article 17            FURTHER ASSURANCES..................................   73
         Section 17.1          Replacement Documents......................   73
         Section 17.2          Recording of Mortgage, etc.................   73
         Section 17.3          Further Acts, etc..........................   74
         Section 17.4          Changes in Tax, Debt, Credit and
                               Documentary Stamp Laws.....................   74
         Section 17.5          Expenses...................................   75
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Article 18            WAIVERS.............................................   76
         Section 18.1          Remedies Cumulative; Waivers...............   76
         Section 18.2          Modification, Waiver in Writing............   76
         Section 18.3          Delay Not a Waiver.........................   76
         Section 18.4          Trial by Jury..............................   76
         Section 18.5          Waiver of Notice...........................   77
         Section 18.6          Remedies of Borrower.......................   77
         Section 18.7          Waiver of Marshalling of Assets............   77
         Section 18.8          Waiver of Statute of Limitations...........   78
         Section 18.9          Waiver of Counterclaim.....................   78

Article 19            GOVERNING LAW.......................................   78
         Section 19.1          Choice of Law..............................   78
         Section 19.2          Severability...............................   78
         Section 19.3          Preferences................................   78

Article 20            MISCELLANEOUS.......................................   78
         Section 20.1          Survival...................................   78
         Section 20.2          Lender's Discretion........................   79
         Section 20.3          Headings...................................   79
         Section 20.4          Cost of Enforcement........................   79
         Section 20.5          Schedules Incorporated.....................   79
         Section 20.6          Offsets, Counterclaims and Defenses........   79
         Section 20.7          No Joint Venture or Partnership;
                               No Third Party Beneficiaries...............   80
         Section 20.8          Publicity..................................   81
         Section 20.9          Conflict; Construction of Documents;
                               Reliance...................................   81
         Section 20.10         Entire Agreement...........................   81

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of November 30, 2001 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between BANK OF AMERICA, N.A., a national banking association, having an address at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 (together with its successors and/or assigns, "LENDER") and BPR SHOPPING CENTER, L.P., a Texas limited partnership having an address at 11300 North Central Expressway, Suite 407, Dallas, Texas 75243 (together with its successors and/or assigns, "BORROWER").

                                    RECITALS:

         Borrower desires to obtain the Loan (defined below) from Lender.

         Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (defined below).

         In consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

              ARTICLE 1 - DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         SECTION 1.1       DEFINITIONS.


         For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "ACCEPTABLE ACCOUNTANT" shall mean a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender.

         "ACQUIRED PROPERTY" shall have the meaning set forth in Section 5.11(c)(i)(A) hereof.

         "ACQUIRED PROPERTY STATEMENTS" shall have the meaning set forth in
Section 5.11(c)(i)(A) hereof.

         "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

         "AFFILIATED LOANS" shall mean a loan made by Lender to a parent, subsidiary or such other entity affiliated with Borrower or Borrower Principal.

         "AFFILIATED MANAGER" shall have the meaning set forth in Section 7.1 hereof.

         "AGENT" shall mean Bank of America, N.A. or any successor Eligible Institution acting as Agent under the Cash Management Agreement.

         "ALTA" shall mean American Land Title Association, or any successor thereto.

         "ANCHOR TENANT" shall mean any tenant occupying 20,000 square feet or more of space at the Property.

         "ANCHOR TENANT EVENT" shall mean that either (i) a Lease between Borrower, as landlord, and Anchor Tenant, as tenant, has been terminated and/or
(ii) an Anchor Tenant has vacated its leased space at the Property.

         "ANCHOR TENANT FUNDS" shall have the meaning set forth in Section 9.3(c) hereof.

         "ANNUAL BUDGET" shall mean the operating budget, including all planned capital expenditures, for the Property reasonably approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, for the applicable calendar year or other period. In the event that Lender objects to a proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within thirty (30) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender. Until such time that Lender approves a proposed Annual Budget, the most recently approved Annual Budget shall apply; provided that, such most recently approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums, utilities expenses and other non-discretionary items.

         "ANNUAL TAX TENANTS" shall have the meaning set forth in Section 9.6(b) hereof.

         "ANNUAL TAX TENANT PAYMENTS" shall have the meaning set forth in
Section 9.6(b) hereof.

         "ASSIGNMENT OF MANAGEMENT AGREEMENT" shall mean that certain Assignment and Subordination of Management Agreement dated the date hereof among Lender, Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property.

         "BORROWER PRINCIPAL" shall mean if more than one, individually and collectively, as the context may require NXL, George W. Allen, an individual and Milton T. Schaeffer, an individual or any successor to any of the foregoing; provided such successor has been approved by Lender in accordance with the terms hereof or is expressly permitted pursuant to the terms hereof.

         "BRADFORD" shall mean Bradford Management Company of Dallas, Inc.

         "BUSINESS DAY" shall mean a day on which Lender is open for the conduct of substantially all of its banking business at its office in the city in which the Note is payable (excluding Saturdays and Sundays).

         "CASH MANAGEMENT AGREEMENT" shall mean that certain Cash Management Agreement by and among Borrower, Manager, Agent and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, relating to funds deposited in the Lockbox Account.

         "CASUALTY" shall have the meaning set forth in Section 8.2 hereof.

         "CLOSING DATE" shall mean the date of the funding of the Loan.

         "CONTROL" shall have the meaning set forth in Section 7.1 hereof.

         "CREDITORS RIGHTS LAWS" shall mean with respect to any Person any existing or future law of any applicable jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors.

         "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result, in lieu or in anticipation, of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

         "CONDEMNATION PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

         "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Mortgage or any other Loan Document.

         "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and/or interest payments under the Note.

         "DEBT SERVICE COVERAGE RATIO" as of any date, the ratio calculated by Lender of (i) the Net Operating Income for the twelve (12) month period ending with the most recently completed calendar quarter to (ii) the aggregate amount of debt service which would be due for the same period assuming, the maximum principal amount of the Loan is outstanding and calculated at a mortgage constant equal to nine and three-quarters percent (9.75%) or such lower mortgage constant as may be permitted from time to time by the Rating Agencies.

         "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "DEFAULT RATE" shall have the meaning set forth in the Note.

         "DISCLOSURE DOCUMENT" shall mean each of the disclosure documents in connection with a Securitization, including, without limitation, a prospectus, prospectus supplement, offering memorandum or private placement memorandum.

         "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "ELIGIBLE INSTITUTION" shall mean either Bank of America, N.A. or a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's).

         "ENTITY LEVEL ASSUMPTION FEE" shall mean an assumption fee equal to $175,000 for the first transfer and 0.5% of the original principal balance of the Loan for each assumption thereafter, provided, however, in the event of a transfer pursuant to Section 7.3(f) hereof of forty-nine percent (49%) or less of the interests in a Restricted Party, the Entity Level Assumption Fee shall be reduced to equal the product of (a) the percentage interests in a Restricted Party which are being transferred times (b) the full Entity Level Assumption Fee that would be otherwise due.

         "ENVIRONMENTAL LAW" shall have the meaning set forth in Section 12.5 hereof.

         "ENVIRONMENTAL LIENS" shall have the meaning set forth in Section 12.5 hereof.

         "ENVIRONMENTAL REPORT" shall have the meaning set forth in Section 12.5 hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERT" shall mean ERT Development Corporation.

         "ESCROW HOLDBACK" shall mean an amount equal to $3,000,000.00.

         "ESCROW HOLDBACK LEASES" shall mean leases with Nude Furniture, Brook Mays, Carlson Travel, Cradle & All, Dana Chiropractic, Frisco Dentistry for Kids, Kids Playthings, Inc., KT Designs & Warehouse, Nine Fish, PRO Fit, Salon Boutique (or any replacement lease to any of the foregoing, provided such replacement lease is entered into in accordance with the terms hereof) or leases entered into in accordance with the terms hereof for Vacant Space.

         "ESCROW HOLDBACK RELEASE AMOUNT" shall have the meaning set forth in
Section 9.9 hereof.

         "ESTIMATED ANNUAL TAX PAYMENT NOTICE" shall have the meaning set forth in Section 9.6(b) hereof.

         "ESTIMATED TAX PAYMENT DATE" shall have the meaning set forth in
Section 9.6(b) hereof.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 11.1 hereof.

         "EXCESS CASH" shall mean an amount equal to the sums contained in the Lockbox Account on each Scheduled Payment Date following the application of sums to various Subaccounts pursuant to the Cash Management Agreement.

         "EXCESS CASH RESERVE ACCOUNT" shall have the meaning set forth in
Section 9.7 hereof.

         "EXCESS CASH RESERVE FUND" shall have the meaning set forth in Section
9.7 hereof.

         "EXCHANGE ACT FILING" shall have the meaning set forth in Section 5.11(c)(iv) hereof.

         "EXTRAORDINARY EXPENSE" shall mean an operating expense or capital expenditure with respect to the Property that (i) is not set forth on the approved Annual Budget, (ii) is not subject to payment by withdrawals from the any other Reserve Account and (iii) has been approved by Lender in its reasonable discretion.

         "FITCH" shall mean Fitch, Inc.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, department, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, municipal, city, town, special district or otherwise) whether now or hereafter in existence.

         "HAZARDOUS MATERIALS" shall have the meaning set forth in Section 12.5 hereof.

         "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the Mortgage.

         "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section
14.1 hereof.

         "INDEMNIFIED PARTIES" shall mean (a) Lender, (b) any prior owner or holder of the Loan or participations in the Loan, (c) any servicer or prior servicer of the Loan, (d) any Investor or any prior Investor in any Securities, (e) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any Investor or other third party, (f) any receiver or other fiduciary appointed in a foreclosure or other Creditors Rights Laws proceeding,
(g) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (h) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Mortgage.

         "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section 6.4(a) hereof.

         "INDIVIDUAL ANCHOR TENANT FUNDS" shall have the meaning set forth in
Section 9.3(c) hereof.

         "INLINE ESCROW HOLDBACK RELEASE" shall have the meaning set forth in
Section 9.9 hereof.

         "INLINE ESCROW HOLDBACK RELEASE AMOUNT" shall mean an amount equal to one dollar ($1) for each one dollar ($1) of annual base rent payable under the Escrow Holdback Leases; provided, however, in no event shall the Inline Escrow Holdback Release Amount exceed $1,100,000.00.

         "INLINE RELEASE TENANTS" shall have the meaning set forth in Section
9.9 hereof.

         "INSURANCE PREMIUMS" shall have the meaning set forth in Section 8.1(b) hereof.

         "INSURANCE PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

         "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "INVESTOR" shall have the meaning set forth in Section 13.3 hereof.

         "LEASE" shall have the meaning set forth in the Mortgage.

         "LEASING COMMISSIONS" shall have the meaning set forth in Section 9.3(a) hereof.

         "LEASING RESERVE ACCOUNT" shall have the meaning set forth in Section 9.3(b) hereof.

         "LEASING RESERVE FUNDS" shall have the meaning set forth in Section 9.3(b) hereof.

         "LEGAL REQUIREMENTS" shall mean all statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the

Property or any part thereof, or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

         "LIEN" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "LOAN" shall mean the loan made by Lender to Borrower pursuant to this Agreement.

         "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Mortgage, the Assignment of Management Agreement, the Cash Management Agreement, and any and all other documents, agreements and certificates executed and delivered by or on behalf of Borrower or Borrower Principal in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "LOCKBOX ACCOUNT" shall mean an Eligible Account established pursuant to the Cash Management Agreement for deposit of all Rents and other receipts from the Property.

         "LOCKBOX CASH FLOW SWEEP PERIOD" shall mean the period commencing on the date upon which (i) an Event of Default occurs or (ii) the Debt Service Coverage Ratio for the Property for the two (2) calendar quarters immediately proceeding the date of such calculation is less than 1.25 to 1.00 and ending on the date all sums are permitted to be released from the Excess Cash Reserve Account pursuant to Section 9.7 hereof.

         "LOSSES" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable out-of-pocket legal fees and other reasonable costs of defense).

         "MAJOR LEASE" shall mean as to the Property (i) any Lease which when aggregated with all other leases at the Property with the same Tenant or its Affiliate demises 20,000 square feet or more of the Property's gross leasable area, (ii) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of the Property, except for expansion options, unless when exercised would cause such Lease to constitute a Major Lease (iii) any instrument guaranteeing or providing credit support for any Lease meeting the requirements of (i) or (ii) above.

         "MANAGEMENT AGREEMENT" shall mean the management agreement entered into by and between Borrower and the Manager, pursuant to which the Manager is to provide management and other services with respect to the Property.

         "MANAGER" shall mean (i) on and prior to December 31, 2001, Bradford and (ii) thereafter, NXL or such other entity selected as the manager of the Property in accordance with the terms of this Agreement.

         "MATURITY DATE" shall have the meaning set forth in the Note.

         "MAXIMUM ANCHOR TENANT DEPOSIT" shall mean, for each Anchor Tenant, an amount equal to $12.00 multiplied by the square footage of space previously occupied by the applicable Anchor Tenant at the Property.

         "MEZZANINE LOAN" shall have the meaning set forth in Section 7.3 hereof.

         "MOODY'S" shall mean Moody's Investor Service, Inc.

         "MORTGAGE" shall mean that certain first priority mortgage/deed of trust/deed to secure debt and security agreement dated the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "NET OPERATING INCOME" shall mean the amount obtained by subtracting Operating Expenses from Operating Income.

         "NET PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

         "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in Section 8.4(b)(vi) hereof.

         "NOTE" shall mean that certain promissory note of even date herewith in the principal amount of $70,000,000.00, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "NXL" shall mean New Plan Excel Realty Trust, Inc.

         "NXL MANAGEMENT AGREEMENT" shall mean to the Management Agreement with NXL delivered to and approved by Lender to be effective January 1, 2002, which NXL Management Agreement is subject to an Assignment of Management Agreement.

         "OFFERING DOCUMENT DATE" shall have the meaning set forth in Section 5.11(c)(i)(D) hereof.

         "OPERATING EXPENSES" shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, (a) utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, payroll and related taxes, computer processing charges, management fees equal to the greater of (x) 3.15% of the Operating Income or (y) actual management fees, operational equipment or other lease payments as reasonably approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and other similar costs, but specifically excluding depreciation, Debt Service, any incentive fees due under the Management Agreement, non-recurring or extraordinary expenses, and deposits into the Reserve Funds, (b) normalized capital expenditures equal to $0.10 per square foot of net rentable area per annum, as used in the underwriting of the Loan and (c) normalized tenant improvement costs and/or leasing commissions equal to $471,388.00 per annum, as used in the underwriting of the Loan.

         "OPERATING EXPENSE ACCOUNT" shall have the meaning set forth in Article 10 hereof.

         "OPERATING EXPENSE ACCOUNT FUNDS" shall have the meaning set forth in
Article 10 hereof.

         "OPERATING INCOME" shall mean all income, computed in accordance with GAAP, derived from the ownership and operation of the Property from whatever source, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, interest income from any source other than the escrow accounts and/or reserve accounts required pursuant to the Loan Documents, Insurance Proceeds (other than business interruption or other loss of income insurance), Awards, unforfeited security deposits, utility and other similar deposits, income from tenants not paying rent, income from tenants in bankruptcy, non-recurring or extraordinary income, including, without limitation lease termination payments, and any disbursements to Borrower from the Reserve Funds. Gross income shall not be diminished as a result of the Mortgage or the creation of any intervening estate or interest in the Property or any part thereof.

         "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

         "PARTICIPATIONS" shall have the meaning set forth in Section 13.1 hereof.

         "PERMITTED ENCUMBRANCES" shall mean collectively, (a) the Lien and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, (d) the Lien of Leases, (e) inchoate mechanic's Liens which have not been recorded against the Property and which cannot gain priority over the Lien of the Mortgage and (f) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's reasonable discretion, which Permitted Encumbrances Lender determines in the aggregate as of the date hereof do not materially adversely affect the value or use of the Property or Borrower's ability to repay the Loan.

         "PERMITTED FAMILY TRANSFERS" shall mean transfers of interests in a Restricted Party which are owned, directly or indirectly, by George W. Allen or Milton T. Schaeffer to an immediate family member (which shall be limited to a spouse, parent, child and grandchild) of George W. Allen or Milton T. Schaeffer or to trusts or limited partnerships formed for the benefit of such immediate family members; provided, however, that day-to-day Control of such interests shall not change as a result of a Permitted Family Transfer.

         "PERMITTED INVESTMENTS" shall mean to the extent available from Agent for deposits in the Reserve Accounts, any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by a servicer of the Loan, the trustee under any securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Scheduled Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

         (a) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) be rated "AAA" or the equivalent by each of the Rating Agencies,
(iii) if rated by S&P, must not have an "r" highlighter affixed to their rating,
(iv) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (v) such investments must not be subject to liquidation prior to their maturity;

         (b)      Federal Housing Administration debentures;

         (c) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (d) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (e) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (f) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (g) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (h) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

         (i) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (i) prior to Securitization, Lender and (ii) after a Securitization, each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

         provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments, (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment or (C) such obligation or security has a remaining term to maturity in excess of one (1) year.

         "PERMITTED LTV" shall mean a loan-to-value ratio (based upon a then current appraisal paid for by Borrower and delivered to Lender and otherwise reasonably acceptable to Lender) equal to or less than that at the time of the closing of the Loan unless the applicable Rating Agencies shall have confirmed in writing that the use of a higher loan-to-value ratio will not result in a downgrade, qualification or withdrawal of the then current rating of the Securities issued in connection with a Securitization, in which case, the Permitted LTV shall be such higher loan-to-value ratio.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "PERSONAL PROPERTY" shall have the meaning set forth in the granting clause of the Mortgage.

         "PHYSICAL CONDITIONS REPORT" shall mean that certain report prepared by SLA Environmental Services, Inc. dated September 25, 2001 as project number 01-0430.00.

         "POLICIES" shall have the meaning specified in Section 8.1(b) hereof.

         "PRAIRIE RIDGE" shall mean Prairie Ridge II, Ltd., a Texas limited partnership.

         "PROHIBITED TRANSFER" shall have the meaning set forth in Section 7.2 hereof.

         "PROPERTY" shall mean the parcels of real property, the Improvements thereon and all Personal Property owned by Borrower and encumbered by the Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clause of the Mortgage and referred to therein as the "Property".

         "QUALIFIED MANAGER" shall mean a reputable and experienced professional management organization (a) which manages, together with its affiliates, at least ten (10) retail community centers or "power centers" totaling at least 3,500,000 square feet of gross leasable area (including all anchor space), exclusive of the Property and (b) approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed and for which Lender shall have received written confirmation from the Rating Agencies that the employment of such manager will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization.

         "QUALIFIED TRANSFEREE" shall mean any one of the following entities:

                           (A) a pension fund, pension trust or pension account that has total assets of at least $500 Million that are managed by an entity that controls or manages at least $1 Billion of real estate equity assets;

                           (B) a pension fund advisor that controls or manages at least $1 Billion of real estate equity assets immediately prior to such transfer;

                           (C) an insurance company that is subject to supervision by the insurance commission, or a similar official or agency, of a state or territory of the United States (including the District of Columbia), which has a net worth, as of a date no more than six (6) months prior to the date of the transfer, of at least $500 Million and controls real estate equity assets of at least $1 Billion immediately prior to such transfer;

                           (D) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) that has a combined capital and surplus of at least $100 Million;

                           (E) an investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended;

                           (F) A real estate investment trust (or the operating partnership thereof) or other real estate company that owns and controls at least $1 Billion in community and/or neighborhood retail real estate or "power centers" prior to the date of such transfer; or

                           (G)      any Person that is wholly owned and
                  Controlled by any of the foregoing.

         "RATING AGENCIES" shall mean each of S&P, Moody's and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lender, provided, however if Borrower is required to obtain a confirmation that any action will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating issued in connection with a Securitization from the Rating Agencies, Borrower shall only be required to obtain such confirmation from the Rating Agencies that are then issuing ratings in connection with the Securitization.

         "REA" shall mean any "construction, operation and reciprocal easement agreement" or similar agreement (including any "separate agreement" or other agreement between Borrower and one or more other parties to an REA with respect to such REA) affecting the Property or portion thereof.

         "REAL ESTATE TAX PAYMENT DATE" shall have the meaning set forth in
Section 9.6(a) hereof.

         "RELEASE" shall have the meaning set forth in Section 12.5 hereof.

         "RENEWAL LEASE" shall have the meaning set forth in Section 5.13 hereof.

         "RENT ROLL" shall have the meaning set forth in Section 4.25 hereof.

         "RENTS" shall have the meaning set forth in the Mortgage.

         "REPLACEMENTS" shall have the meaning set forth in Section 9.2 hereof.

         "REQUIRED CONSTRUCTION ACCOUNT" shall have the meaning set forth in
Section 9.1 hereof.

         "REQUIRED CONSTRUCTION FUNDS" shall have the meaning set forth in
Section 9.1 hereof.

         "REQUIRED CONSTRUCTION" shall have the meaning set forth in Section 9.1 hereof.

         "REQUIRED WORK" shall have the meaning set forth in Section 9.4 hereof.

         "RESERVE ACCOUNTS" shall mean the Tax and Insurance Reserve Account, the Leasing Reserve Account, the Required Construction Account, the Operating Expense Account or any other escrow account established by the Loan Documents.

         "RESERVE FUNDS" shall mean the Tax and Insurance Reserve Funds, the Leasing Reserve Funds, the Required Construction Funds, the Operating Expense Funds or any other escrow funds established by the Loan Documents.

         "RESTORATION" shall mean, following the occurrence of a Casualty or a Condemnation which is of a type necessitating the repair of the Property, the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed.

         "RESTORATION CONSULTANT" shall have the meaning set forth in Section 8.4(b)(iii) hereof.

         "RESTORATION RETAINAGE" shall have the meaning set forth in Section 8.4(b)(iv) hereof.

         "RESTRICTED PARTY" shall have the meaning set forth in Section 7.1 hereof.

         "RETAINED NET PROCEEDS" shall have the meaning set forth in Section 8.4(c) hereof.

         "SALE OR PLEDGE" shall have the meaning set forth in Section 7.1 hereof.

         "SCHEDULED PAYMENT DATE" shall have the meaning set forth in the Note.

         "SECURITIES" shall have the meaning set forth in Section 13.1 hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SECURITIZATION" shall have the meaning set forth in Section 13.1 hereof.

         "SPE COMPONENT ENTITY" shall have the meaning set forth in Section 6.1(b) hereof.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

         "STANDARD STATEMENTS" shall have the meaning set forth in Section 5.11(c)(i)(A) hereof.

         "STATE" shall mean the state in which the Property or any part thereof is located.

         "TAX AND INSURANCE RESERVE FUNDS" shall have the meaning set forth in
Section 9.6 hereof.

         "TAX AND INSURANCE RESERVE ACCOUNT" shall have the meaning set forth in
Section 9.6 hereof.

         "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

         "TENANT" shall mean any Person leasing, subleasing or otherwise occupying any portion of the Property under a Lease or other occupancy agreement with Borrower.

         "TENANT IMPROVEMENTS" shall have the meaning set forth in Section 9.3(a) hereof.

         "TITLE INSURANCE POLICY" shall mean that certain ALTA mortgagee title insurance policy issued with respect to the Property and insuring the lien of the Mortgage.

         "TJX" shall mean T.J. Maxx, a division of The TJX Companies, Inc.

         "TJX ESCROW HOLDBACK RELEASE" shall have the meaning set forth in
Section 9.9 hereof.

         "TRANSFEREE" shall have the meaning set forth in Section 7.5 hereof.

         "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State.

         "VACANT SPACE" shall mean leaseable space at the Property which, as of the date hereof, is vacant and for which no lease for future occupancy exists.

          "VACATED ANCHOR SPACE" shall have the meaning set forth in Section 9.3(c) hereof.

         SECTION 1.2       Principles of Construction.

         All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                           ARTICLE 2 - GENERAL TERMS

         SECTION 2.1 THE LOAN. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

         SECTION 2.2 DISBURSEMENT TO BORROWER. Borrower may request and receive only one borrowing in respect of the Loan and any amount borrowed and repaid in respect of the Loan may not be reborrowed.

         SECTION 2.3 THE NOTE, MORTGAGE AND LOAN DOCUMENTS. The Loan shall be evidenced by the Note and secured by the Mortgage and the other Loan Documents.

         SECTION 2.4 LOAN PAYMENTS. The Loan and interest thereon shall be payable pursuant to the terms of the Note.

         SECTION 2.5 LOAN PREPAYMENTS. The Loan may not be prepaid, in whole or in part, except in strict accordance with the express terms and conditions of the Note or this Agreement.

                        ARTICLE 3 - CONDITIONS PRECEDENT

         SECTION 3.1 The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of all of the conditions precedent to closing set forth in the application for the Loan delivered by Borrower to Lender and any commitment for the Loan issued by Lender.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

         Borrower and, where specifically indicated, each Borrower Principal with respect to itself only (and, if applicable, with respect to only the Loan Documents to which it is a party) represents and warrants to Lender as of the Closing Date that:

         SECTION 4.1 ORGANIZATION. Borrower and each Borrower Principal (when not an individual) (a) has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged, (b) is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations, unless the failure to be so qualified or in good standing, as applicable, would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion,
(c) possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Property, unless the failure to possess such rights, licenses, permits and authorizations, as applicable, would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion, and (d) in the case of Borrower, has full power, authority and legal right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms of the Loan Documents, and in the case of Borrower and each Borrower Principal, has full power, authority and legal right to keep and observe all of the terms of the Loan Documents to which it is a party. Borrower and each Borrower Principal represent and warrant that the chart attached hereto as Exhibit A sets forth an accurate listing of the direct and indirect owners of the equity interests in Borrower, each SPE Component Entity (if any) and each Borrower Principal (when not an individual or a publicly traded entity).

         SECTION 4.2 STATUS OF BORROWER. Borrower's exact legal name is correctly set forth on the first page of this Agreement. Borrower is an organization of the type specified on the first page of this Agreement. Borrower is incorporated in or organized under the laws of the state of Texas. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) the address of Borrower set forth on the first page of this Agreement. Borrower's organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of the Note.

         SECTION 4.3 VALIDITY OF DOCUMENTS. Borrower and each Borrower Principal have taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which they are parties. This Agreement and such other Loan Documents to which such Person is a party have been duly executed and delivered by or on behalf of Borrower and each Borrower Principal and constitute the legal, valid and binding obligations of Borrower and each Borrower Principal enforceable against Borrower and each Borrower Principal in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         SECTION 4.4 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower and each Borrower Principal will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower or any Borrower Principal pursuant to the terms of any agreement or instrument to which Borrower or any Borrower Principal is a party or by which any of Borrower's or Borrower Principal's property or assets is subject, nor to the best of such Person's knowledge, will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any Borrower Principal or any of Borrower's or Borrower Principal's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower or Borrower Principal of this Agreement or any of the other Loan Documents has been obtained and, to the best of such Person's knowledge, is in full force and effect.

         SECTION 4.5 LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower's or Borrower Principal's knowledge, threatened against or affecting Borrower, NXL or the Property, which actions, suits or proceedings, if determined against Borrower, NXL or the Property, would materially adversely affect the condition (financial or otherwise) or business of Borrower or NXL or the condition or ownership of the Property.

         SECTION 4.6 AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any restriction which would materially and adversely affect Borrower or the Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound. Borrower has no material financial obligation under any agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents.

         SECTION 4.7       SOLVENCY. Borrower and each Borrower Principal have
(a) not entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for their obligations under such Loan Documents. Giving effect to the Loan, the fair saleable value of the assets of Borrower and each Borrower Principal exceeds and will, immediately following the making of the Loan, exceed the total liabilities of Borrower and each Borrower Principal, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower, any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years, and neither Borrower nor any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years has made an assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws. Neither Borrower nor any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager is contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower or any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager.

         SECTION 4.8 FULL AND ACCURATE DISCLOSURE. No statement of fact made by Borrower or any Borrower Principal in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material adverse way. There is no material fact presently known to Borrower or any Borrower Principal which has not been disclosed to Lender which materially and adversely affects, nor as far as Borrower or any Borrower Principal can reasonably foresee, might materially and adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Principal.

         SECTION 4.9 NO PLAN ASSETS. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Borrower is not a "governmental plan" within the meaning of
Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue

Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

         SECTION 4.10 NOT A FOREIGN PERSON. Neither Borrower nor Borrower Principal is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

         SECTION 4.11 ENFORCEABILITY. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and neither Borrower nor Borrower Principal has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         SECTION 4.12 BUSINESS PURPOSES. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         SECTION 4.13 COMPLIANCE. To the best of Borrower's knowledge, Borrower and the Property and the use thereof comply in all material respects with all Legal Requirements, including, without limitation, building and zoning ordinances and codes, unless the failure to be in such compliance would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion. To Borrower's knowledge, Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority and Borrower has received no written notice of any such default or violation. There has not been committed by Borrower or, to Borrower's knowledge, any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

         SECTION 4.14 FINANCIAL INFORMATION. All financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and operating expense and rent rolls, that have been delivered to Lender in respect of Borrower, any Borrower Principal and/or the Property (a) are true, complete and correct in all material respects, (b) accurately represent in all material respects the financial condition of Borrower, Borrower Principal or the Property, as applicable, as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a material adverse effect on the Property or the current and/or intended operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower or Borrower Principal from that set forth in said financial statements.

         SECTION 4.15 CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Borrower's knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

         SECTION 4.16 UTILITIES AND PUBLIC ACCESS; PARKING. The Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended uses. All public utilities necessary to the full use and enjoyment of the Property as currently used and enjoyed are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. All roads necessary for the use of the Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities or constitutes a portion of the Property. The Property has, or is served by, parking to the extent required to comply with all Legal Requirements.

         SECTION 4.17 SEPARATE LOTS. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         SECTION 4.18 ASSESSMENTS. To Borrower's knowledge after due inquiry, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

         SECTION 4.19 INSURANCE. Borrower has obtained and has delivered to Lender certified copies of all Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any of the Policies, and to Borrower's knowledge, no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policy, unless any such previous claim or act would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion.

         SECTION 4.20 USE OF PROPERTY. The Property is used exclusively for retail purposes and other appurtenant and related uses.

         SECTION 4.21 CERTIFICATE OF OCCUPANCY; LICENSES. All material certifications, permits, licenses and approvals, including, without limitation, certificates of completion or occupancy and any applicable liquor license required for the legal use, occupancy and operation of the Property for the purpose intended herein, have been obtained and are valid and in full force and effect unless the failure to have any such certification, permit, license or approval would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion. Borrower shall keep and maintain all licenses necessary for the operation of the Property for the purpose intended herein unless such failure would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion. The use being made of the Property is in material conformity with the certificate of occupancy issued for the Property.

         SECTION 4.22 FLOOD ZONE. To the best of Borrower's knowledge, none of the Improvements on the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if any portion of the Improvements is located within such area, Borrower has obtained the insurance prescribed in Section 8.1(a)(i).

         SECTION 4.23 PHYSICAL CONDITION. To Borrower's knowledge after due inquiry, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects. To Borrower's knowledge after due inquiry, there exists no structural or other material defects or damages in the Property, as a result of a Casualty or otherwise, and whether latent or otherwise. Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

         SECTION 4.24 BOUNDARIES. (a) None of the Improvements which were included in determining the appraised value of the Property lie outside the boundaries and building restriction lines of the Property to any material extent, and (b) no improvements on adjoining properties encroach upon the Property and no easements or other encumbrances upon the Property encroach upon any of the Improvements so as to materially affect the value or marketability of the Property unless such encroachment is insured by the Title Insurance Policy or expressly disclosed on the survey delivered to and reasonably approved by Lender in connection with the closing of the Loan.

         SECTION 4.25 LEASES AND RENT ROLL. Borrower has delivered to Lender a true, correct and complete rent roll for the Property (a "RENT ROLL") which includes all Leases affecting the Property (including schedules for all executed Leases for Tenants not yet in occupancy or under which the rent commencement date has not occurred). Except as set forth in the Rent Roll (as same has been updated by written notice thereof to Lender) and estoppel certificates delivered to Lender on or prior to the Closing Date: (a) each Lease is in full force and effect; (b) the premises demised under the Leases have been completed and the Tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises; (c) the Tenants under the Leases have commenced the payment of rent under the Leases, there are no offsets, claims or defenses to the enforcement thereof which, in the aggregate, would have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion, and Borrower has no monetary obligations to any Tenant under any Lease; (d) all Rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (e) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and there is no claim or basis for a claim by the Tenant thereunder for an adjustment to the rent; (f) no Tenant has made any written claim of a material default against the landlord under any Lease which remains outstanding nor has Borrower or Manager received any written notice of a material default under any Lease beyond applicable notice and grace periods; (g) to Borrower's knowledge there is no present material default by the Tenant under any Lease; (h) all security deposits under the Leases have been collected by Borrower; (i) Borrower is the sole owner of the entire landlord's interest in each Lease; (j) each Lease is the valid, binding and enforceable obligation of Borrower and, to the best of Borrower's knowledge, the applicable Tenant thereunder and there are no agreements with the Tenants under the Leases other than as expressly set forth in the Leases; (k) no Person has any possessory interest in, or right to occupy, the Property or any portion thereof except under the terms of a Lease; (l) none of the Leases contains any option or offer to purchase or right of first refusal to purchase the Property or any part thereof; and (m) neither the Leases nor the Rents have been assigned or pledged except to Lender, and no other Person has any interest therein.

         SECTION 4.26 FILING AND RECORDING TAXES. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid or will be paid, and, under current Legal Requirements, the Mortgage is enforceable in accordance with its terms by Lender (or any subsequent holder thereof).

         SECTION 4.27 MANAGEMENT AGREEMENT. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and, to Borrower's knowledge, no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. The base management fees payable pursuant to the Management Agreement are not greater than four percent (4%) of operating income as provided in the Management Agreement less any tenant reimbursements, and no management fees under the Management Agreement are accrued and unpaid.

         SECTION 4.28 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

         SECTION 4.29 CONSTRUCTION EXPENSES. All costs and expenses of any and all labor, materials, supplies and equipment used in the construction maintenance or repair of the Improvements have been paid in full to the extent the same is due and payable. To the best of Borrower's knowledge and except as set forth in the Title Insurance Policy, there are no outstanding claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

         SECTION 4.30 PERSONAL PROPERTY. Borrower has paid in full for, and is the owner of, all material Personal Property (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except for Permitted Encumbrances and the Lien and security interest created by the Loan Documents.

         SECTION 4.31 TAXES. Borrower and Borrower Principal have filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower nor Borrower Principal knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         SECTION 4.32 PERMITTED ENCUMBRANCES. None of the Permitted Encumbrances, individually or in the aggregate, (a) materially interferes with the benefits of the security intended to be provided by the Loan Documents, (b) materially and adversely affects the value of the Property, (c) materially impairs the use or the operation of the Property or (d) materially impairs Borrower's ability to pay its obligations in a timely manner.

         SECTION 4.33 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

         SECTION 4.34 INVESTMENT COMPANY ACT. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         SECTION 4.35 REA. With respect to any REA: (a) Borrower has delivered to Lender a true and correct copy of such REA, together with all amendments and modifications thereto; (b) such REA is in full force and effect and has not otherwise been modified or amended; (c) other than as set forth in any REA estoppel delivered to Lender, Borrower has not received or delivered any oral or written claim of a default under such REA beyond applicable notice and grace periods; (d) all sums due and payable under such REA have been paid in full; (e) no party thereto has commenced any action or given or received any written notice for the purpose of terminating such REA; and (f) Borrower's interest in such REA may be encumbered by the Mortgage granted in connection with the Loan and is assignable without the consent of any other party to the REA.

         SECTION 4.36 NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE. All material information submitted by Borrower or its agents to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might reasonably be expected to materially and adversely affect the Property or the business operations or the financial condition of Borrower. Borrower has disclosed to Lender all material facts known to Borrower and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         SECTION 4.37 SURVIVAL. Borrower agrees that, unless expressly provided otherwise, all of the representations and warranties of Borrower set forth in this Article 4 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Debt remains owing to Lender. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                         ARTICLE 5 - BORROWER COVENANTS

         From the date hereof and until repayment of the Debt in full and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

         SECTION 5.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS. (a) Borrower shall do or cause to be done all reasonable things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property unless the failure to do so would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower shall at all times maintain, preserve and protect all franchises and trade names used in connection with the operation of the Property unless such failure would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Legal Requirements affecting the Property, provided that (i) no Event of Default has occurred and is continuing; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iii) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (iv) non-compliance with the Legal Requirements shall not impose civil (other than late charges and interest) or criminal liability on Borrower or civil or criminal liability on Lender; (v) Borrower shall have furnished the security as may be required in the proceeding or by reasonably required by Lender to ensure compliance by Borrower with the Legal Requirements, including, without limitation, any potential late charges and interest; and (vi) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         SECTION 5.2 MAINTENANCE AND USE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the reasonable consent of Lender. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         SECTION 5.3 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security for the Loan. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.

         SECTION 5.4 TAXES AND OTHER CHARGES. (a) Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof prior to delinquency; provided, however, Borrower's obligation to directly pay Taxes shall be suspended for so long as Borrower complies with the terms and provisions of Section 9.6 hereof. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 9.6 hereof). Borrower shall not suffer and shall promptly cause to be paid or fully bonded over pursuant to the terms hereof and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or deliver to Lender such reserve deposits as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon (unless Borrower has paid all of the Taxes or Other Charges under protest). Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established or the Property (or part thereof or interest therein) shall be in material danger of being sold, forfeited, terminated, canceled or lost or there shall be any material danger of the Lien of the Mortgage being primed by any related Lien.

         SECTION 5.5 LITIGATION. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

         SECTION 5.6 ACCESS TO PROPERTY. Subject to the rights of tenants under Leases, Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

         SECTION 5.7 NOTICE OF DEFAULT. Borrower shall promptly advise Lender of any material adverse change in the condition (financial or otherwise) of Borrower, any Borrower Principal or the Property or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

         SECTION 5.8 COOPERATE IN LEGAL PROCEEDINGS. Borrower shall at Borrower's expense cooperate fully with Lender in a commercially reasonable manner with respect to any proceedings before any court, board or other Governmental Authority which may in any way adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

         SECTION 5.9 PERFORMANCE BY BORROWER. Subject to any notice and grace periods contained herein, Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision to be observed and performed by Borrower under (i) this Agreement and the other Loan Documents and (ii) any other material agreement or instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto unless the failure to so observe, perform and fulfill each such covenant, term and provision under such other material agreements or instruments affecting or pertaining to the Property would not have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion.

         SECTION 5.10      AWARDS; INSURANCE PROCEEDS. Subject to the terms of
Article 8 hereof, Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any out-of-pocket expenses reasonably incurred in connection therewith (including reasonable, actual attorneys' fees and disbursements, and the payment by Borrower of the reasonable expense of an appraisal on behalf of Lender in case of a Casualty or

Condemnation affecting the Property or any part thereof) out of such Awards or Insurance Proceeds.

         SECTION 5.11      FINANCIAL REPORTING.

         (a) Borrower and Borrower Principal shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and shall furnish to Lender:

                  (i) quarterly and annual certified rent rolls signed and dated by Borrower, detailing the names of all Tenants of the Improvements, the portion of Improvements occupied by each Tenant, the base rent, additional rent and any other charges payable under each Lease, and the term of each Lease, including the commencement and expiration dates and any tenant extension, expansion or renewal options, the extent to which any Tenant is in default under any Lease, and any other information as is reasonably required by Lender within forty-five (45) days after the end of each fiscal quarter or ninety
         (90) days after the close of each fiscal year of Borrower, as applicable;

                  (ii) quarterly and annual operating statements of the Property, prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for the period of calculation and containing appropriate year-to-date information within forty-five
         (45) days after the end of each fiscal quarter or ninety (90) days after the close of each fiscal year of Borrower, as applicable; and

                  (iii) annual balance sheets, profit and loss statements, statements of cash flows, and statements of change in financial position of Borrower and Borrower Principal in the form required by Lender, prepared and certified by Borrower and Borrower Principal (or if required by Lender, annual audited financial statements prepared by an Acceptable Accountant), within ninety (90) days after the close of each fiscal year of Borrower and Borrower Principal, as the case may be; and

                  (iv) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.

         (b)      Upon request from Lender, Borrower shall promptly furnish to
Lender:

                  (i) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower under penalty of perjury to be true and complete, but no more frequently than quarterly;

                  (ii) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the Person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions; and

                  (iii) a report of all letters of credit provided by any Tenant in connection with any Lease of any part of the Property, including the account numbers of such letters of credit, the names and addresses of the financial institutions that issued such letters of credit and the names of the Persons to contact at such financial institutions, along with any authority or release necessary for Lender to obtain information regarding such letters of credit directly from such financial institutions.

         (c)      Borrower shall comply with the following

                  (i) If requested by Lender, Borrower shall provide to Lender, promptly upon request, with the following financial statements if, at the time a Disclosure Document is being prepared for a Securitization, it is expected that the principal amount of the Loan when combined with the principal amount of any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan when combined with the principal amount of any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 20% of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization:

                           (A) A balance sheet with respect to the Property for the two most recent fiscal years, meeting the requirements of Section 210.3-01 of Regulation S-X of the Securities Act and statements of income and statements of cash flows with respect to the Property for the three most recent fiscal years, meeting the requirements of Section 210.3-02 of Regulation S-X, and, to the extent that such balance sheet is more than 135 days old as of the date of the document in which such financial statements are included, interim financial statements of the Property meeting the requirements of Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "STANDARD STATEMENTS"); provided, however, that with respect to a Property (other than properties that are hotels, nursing homes, or other properties that would be deemed to constitute a business and not real estate under Regulation S-X or other legal requirements) that has been acquired by Borrower from an unaffiliated third party (such Property, "ACQUIRED PROPERTY"), as to which the other conditions set forth in Section 210.3-14 of Regulation S-X for provision of financial statements in accordance with such Section have been met, in lieu of the Standard Statements otherwise required by this section, Borrower shall instead provide the financial statements required by such Section 210.3-14 of Regulation S-X ("ACQUIRED PROPERTY STATEMENTS").

                           (B) Not later than 30 days after the end of each fiscal quarter following the date hereof, a balance sheet of the Property as of the end of such fiscal quarter, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for the period commencing following the last day of the most recent fiscal year and ending on the date of such balance sheet and for the corresponding period of the most recent fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X (provided, that if for such corresponding period of the most recent fiscal year Acquired Property Statements were permitted to be provided hereunder pursuant to subsection (i) above, Borrower shall instead provide Acquired Property Statements for such corresponding period).

                           (C) Not later than 75 days after the end of each fiscal year following the date hereof, a balance sheet of the Property as of the end of such fiscal year, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for such fiscal year, meeting the requirements of
                  Section 210.3-02 of Regulation S-X.

                           (D) Within ten business days after notice from the Lender in connection with the Securitization of this Loan, such additional financial statements, such that, as of the date (each an "OFFERING DOCUMENT DATE") of each Disclosure Document, Borrower shall have provided Lender with all financial statements as described in subsection (f)(i) above; provided that the fiscal year and interim periods for which such financial statements shall be provided shall be determined as of such Offering Document Date.

                  (ii) If requested by Lender, Borrower shall provide Lender, promptly upon request, with summaries of the financial statements referred to in Section 5.11(c)(i) Section 5.11(c) hereof if, at the time a Disclosure Document is being prepared for a Securitization, it is expected that the principal amount of the Loan and any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 10% (but is less than 20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in a Securitization. Such summaries shall meet the requirements for "summarized financial information," as defined in Section 210.1-02(bb) of Regulation S-X, or such other requirements as may be determined to be necessary or appropriate by Lender.

                  (iii) All financial statements provided by Borrower hereunder pursuant to Section 5.11(c)(i) and (ii) hereof shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X and other applicable legal requirements. All financial statements referred to in Section 5.11(c)(i)(A) and (C) above shall be audited by Acceptable Accountants in accordance with Regulation S-X and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the Acceptable Accountants, in form and substance reasonably acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such Acceptable Accountants and the reference to such Acceptable Accountants as "experts" in any Disclosure Document and Exchange Act Filing (as defined below), all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements (audited or unaudited) provided by Borrower under this Section 5.11 shall be certified by the chief financial officer or administrative member of Borrower, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this Section 5.11(c)(iii).

                  (iv) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as Lender shall reasonably determine to be required pursuant to Regulation S-X or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a Securitization (hereinafter an "EXCHANGE ACT FILING") or as shall otherwise be reasonably requested by the Lender.

                  (v) In the event Lender reasonably determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or other legal requirements are other than as provided herein, then notwithstanding the provisions of Section 5.11(c) hereof, Lender may request, and Borrower shall promptly provide, such combination of Acquired Property Statement and/or Standard Statements or such other financial statements as Lender reasonably determines to be necessary or appropriate for such compliance.

                  (vi) Any reports, statements or other information required to be delivered under this Agreement shall be delivered in paper form and in the event that Lender requires financial statements in connection with subsection (c) above because the Loan when combined with the principal amount of any Affiliated Loans equal or exceed 20% of the aggregate principal amount of all mortgage loans included in a Securitization (defined below), Borrower shall deliver such reports, statements and other information (A) on a diskette, and (B) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

         (d) Borrower and Borrower Principal shall furnish Lender with such other additional financial or management information (including state and federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender, and shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records; provided, however, unless required pursuant to the terms hereof, no such additional financial information of Borrower or Borrower Principal will be required to be audited.

         (e) All items requiring the certification of Borrower shall, except where Borrower is an individual, require a certificate executed by the general partner, managing member or chief executive officer of Borrower, as applicable (and the same rules shall apply to any sole shareholder, general partner or managing member which is not an individual).

         (f) Without limiting any other rights available to Lender under this Loan Agreement or any of the other Loan Documents, in the event Borrower shall fail to timely furnish Lender any financial document or statement in accordance with this Section 5.11, Borrower shall promptly pay to Lender a non-refundable charge in the amount of $500 for each such failure. The payment of such amount shall not be construed to relieve Borrower of any Event of Default hereunder arising from such failure.

         SECTION 5.12 ESTOPPEL STATEMENT. (a) After request by Lender, Borrower shall within fifteen (15) Business Days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the rate of interest on the Note,
(iii) the unpaid principal amount of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

         (b) Borrower shall use its commercially reasonable efforts to deliver to Lender, promptly upon Lender's request (but not more frequently than once in any twelve (12) month period unless requested by an Investor, a Rating Agency or Lender has a reasonable belief that the circumstances regarding the status of Lease or the occupancy of a Tenant has changed), duly executed estoppel certificates from any one or more Tenants as required by Lender attesting to such facts regarding the related Lease as Lender may reasonably require, including, but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the Tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

         SECTION 5.13 LEASING MATTERS. (a) Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "RENEWAL LEASE"); provided, however for the purpose of this Section 5.13, a Renewal Lease shall not include the renewal or extension of an existing Lease pursuant to the exercise by a tenant of an option to renew or extend pursuant to the terms of such existing Lease) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant and the Property taken as a whole) as of the date such Lease is executed by Borrower, (ii) is an arm's-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to the Mortgage and the Tenant thereunder agrees to attorn to Lender, (v) does not contain any option, offer, right of first refusal, or other similar right to acquire all or any portion of the Property, except for expansion options, unless when exercised would cause such Lease to constitute a Major Lease (vi) has a base term of ten (10) years or less excluding options to renew and a lease term of twenty (20) years or less including options to renew, (vii) has rent credits, free rents or monetary concessions granted thereunder (excluding any tenant improvement allowance) not in excess of the then current market standards, but in no event in excess of three (3) months base rent, and
(viii) subject to any changes permitted pursuant to Subsection (i) above, is written on the standard form of lease reasonably approved by Lender or another form of lease provided such other form is commercially reasonable and required by a nationally or regionally recognized tenant. All proposed Leases which do not satisfy the requirements set forth in this subsection shall be subject to the prior reasonable approval of Lender, at Borrower's expense. Borrower shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this subsection together with Borrower's certification that it has satisfied all of the conditions of this Section.

         (b) Borrower (i) shall observe and perform all of the material obligations imposed upon the landlord under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the landlord's interest in any of the Leases or the Rents other than the assignment created by the Loan Documents; and (vi) shall not consent to any assignment of or subletting under any Major Leases not in accordance with their terms, without the prior written consent of Lender, which consent rights of Lender shall be the same as those provided to Borrower in the applicable Lease.

         (c) Borrower may, without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce Rents under, accept a surrender of space under in connection with a buyout or otherwise, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Agreement and any subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior reasonable approval of Lender, at Borrower's expense. Borrower shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this subsection together with Borrower's certification that it has satisfied all of the conditions of this subsection.

         (d) Notwithstanding anything contained herein to the contrary, unless expressly required pursuant to the terms of a Major Lease, Borrower shall not, without the prior written reasonable consent of Lender, enter into, renew, extend, amend, modify, waive any material provisions of, terminate, reduce Rents under, accept a surrender of space under, or shorten the term of any Major Lease.

         (e) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, (i) enter into, renew (except if such renewal is pursuant to a renewal option contained in an existing Lease), extend, amend, modify, waive any provisions of any Lease after the occurrence and during the continuance of an Event of Default and (ii) terminate, reduce Rents under, accept a surrender of space under, or shorten the term of any Lease during a Lockbox Cash Flow Sweep Period; provided, however, provided no Event of Default has occurred and is continuing, Borrower may terminate or accept a surrender of a Lease (other than a Major Lease) during a Lockbox Cash Flow Sweep Period if (a) the tenant thereunder is in default beyond all applicable notice and grace periods or (b) Borrower has leased the space demised under such Lease, which new Lease (1) shall be subject to the terms and conditions of this Section 5.13 and (2) shall be on terms no less favorable to Borrower (including, without limitation, as to rent and lease term) that the Lease which Borrower intends to so terminate or accept surrender of.

         (f) Notwithstanding the provisions of Section 5.13, to the extent that Lender's prior written consent or approval is required pursuant to this
Section 5.13, Lender shall have seven (7) Business Days from receipt of such written request and any and all required information and documentation relating thereto in which to grant or deny such consent or approval, provided, such request to Lender is marked in bold lettering with the following language:
"LENDER'S RESPONSE IS REQUIRED WITHIN SEVEN (7) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the request must be marked "PRIORITY". In the event Lender fails to grant or deny its consent or approval within such time, Lender's consent or approval, as applicable, shall be deemed given. Borrower shall be required to provide Lender with such information and documentation as may be reasonably required by Lender, including without limitation, lease comparables and other market information as reasonably required by Lender.

         SECTION 5.14      PROPERTY MANAGEMENT.

         (a) Borrower shall (i) promptly perform and observe all of the material covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Lender of any material default beyond applicable notice and cure periods under the Management Agreement of which it is aware; (iii) promptly deliver to Lender a copy of any notice of default or other material notice received by Borrower under the Management Agreement; (iv) promptly give notice to Lender of any notice or information that Borrower receives which indicates that the Manager is terminating the Management Agreement or that the Manager is otherwise discontinuing its management of the Property; and (v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the Management Agreement.

         (b) If at any time, (i) the Manager shall become insolvent or a debtor in a bankruptcy proceeding; (ii) an Event of Default has occurred and is continuing; (iii) a material default has occurred and is continuing beyond any applicable notice and cure periods under the Management Agreement; or (iv) the Debt Service Coverage Ratio of the Property shall be below 1.10:1.00 for two (2) consecutive calendar quarters, Borrower shall, at the request of Lender, terminate the Management Agreement upon thirty (30) days prior notice to Manager and replace Manager with a Qualified Manager on terms and conditions reasonably satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates.

         (c)      Intentionally Omitted.

         (d) Other than in connection with the transfer of the management of the Property from Bradford to NXL pursuant to the NXL Management Agreement or pursuant to Section 4 of the Assignment of Management Agreement with NXL, Borrower shall not, without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed): (i) surrender, terminate or cancel the Management Agreement or otherwise replace Manager or enter into any other management agreement with respect to the Property; (ii) reduce or consent to the reduction of the term of the Management Agreement;
(iii) increase or consent to the increase of the amount of any charges under the Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect.

         SECTION 5.15 LIENS. Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except Permitted Encumbrances or except as expressly permitted hereunder.

         SECTION 5.16 DEBT CANCELLATION. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than actions with respect to Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

         SECTION 5.17 ZONING. Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         SECTION 5.18 ERISA. (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (i) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (A) Equity interests in Borrower are publicly offered
             securities, within the meaning of 29 C.F.R.
             Section 2510.3-101(b)(2);

                  (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
             Section 2510.3-101(f)(2); or

                  (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29
             C.F.R. Section 2510.3-101(c) or (e).

         SECTION 5.19 NO JOINT ASSESSMENT. Borrower shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

         SECTION 5.20 RECIPROCAL EASEMENT AGREEMENTS. Borrower shall not enter into, terminate or materially and adversely modify any REA without Lender's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                          ARTICLE 6 - ENTITY COVENANTS

         SECTION 6.1 SINGLE PURPOSE ENTITY/SEPARATENESS. Until the Debt has been paid in full, Borrower represents, warrants and covenants as follows:

         (a) Borrower has not and will not:

             (i) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

             (ii) acquire or own any assets other than (A) the Property, and (B) such incidental Personal Property as may be necessary for the operation of the Property;

             (iii) except as otherwise expressly set forth herein, merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

             (iv) fail to observe all organizational formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply in any material respect with the provisions of its organizational documents relating to the requirements of this Section 6.1;

             (v) own any subsidiary, or make any investment in, any Person;

             (vi) commingle its assets with the assets of any other Person;

             (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Debt, (B) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is (1) unsecured, (2) not evidenced by a note, (3) on commercially reasonable terms and conditions, and (4) due not more than sixty (60) days past the date incurred, and/or (C) financing leases and purchase money indebtedness incurred in the ordinary course of business relating to Personal Property on commercially reasonable terms and conditions; provided however, the aggregate amount of the indebtedness described in
         (B) and (C) shall not exceed at any time four percent (4%) of the outstanding principal amount of the Note;

             (viii) fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person; except that Borrower's financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that such consolidated financial statements contain a footnote indicating that Borrower is a separate legal entity and that it maintains separate books and records;

             (ix) enter into any contract or agreement with any general partner, member, shareholder, principal, guarantor of the obligations of Borrower, or any Affiliate of the foregoing, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties (Lender acknowledges that for the purposes of this Section 6.1 only, the NXL Management Agreement complies with this Subsection 6.1(ix));

             (x) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

             (xi) assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

             (xii) make any loans or advances to any Person;

             (xiii) fail to file its own tax returns or files a consolidated federal income tax return with any Person (unless prohibited or required, as the case may be, by applicable Legal Requirements);

             (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

             (xv) to the extent available from Net Operating Income, fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

             (xvi) if it is a partnership or limited liability company, without the unanimous written consent of all of its partners or members, as applicable, and the written consent of 100% of the directors of the SPE Component Entity (if any), including, without limitation, the Independent Directors, (a) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any Creditors Rights Laws, (b) seek or consent to the appointment of a receiver, liquidator or any similar official, (c) take any action that might cause such entity to become insolvent, or (d) make an assignment for the benefit of creditors;

             (xvii) fail to allocate shared expenses (including, without limitation, shared office space and services performed by an employee of an Affiliate) among the Persons sharing such expenses and to use separate stationery, invoices and checks;

             (xviii) fail to remain solvent or pay its own liabilities (including, without limitation, salaries of its own employees) as they become due from its own funds to the extent available;

             (xix) acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable; or

             (xx) violate or cause to be violated the assumptions made with respect to Borrower and its principals in any opinion letter pertaining to substantive consolidation delivered to Lender in connection with the Loan.

         (b) If Borrower is a partnership or limited liability company, each general partner in the case of a general partnership, at least one general partner in the case of a limited partnership, or the managing member in the case of a limited liability company (each an "SPE COMPONENT ENTITY") of Borrower, as applicable, shall be a corporation whose sole asset is its interest in Borrower and each SPE Component Entity (i) will at all times comply with each of the covenants, terms and provisions contained in Section 6.1(a)(iii) - (vi) and
(viii) - (xx), as if such representation, warranty or covenant was made directly by such SPE Component Entity; (ii) will not engage in any business or activity other than owning an interest in Borrower; (iii) will not acquire or own any assets other than its partnership, membership, or other equity interest in Borrower; (iv) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation). Prior to the withdrawal or the disassociation of any SPE Component Entity from Borrower, Borrower shall immediately appoint a new general partner or managing member whose articles of incorporation are substantially similar to those of such SPE Component Entity and, if an opinion letter pertaining to substantive consolidation was required at closing, deliver a new opinion letter acceptable to Lender and the Rating Agencies with respect to the new SPE Component Entity and its equity owners. If Borrower is a corporation, all references in this Agreement to "SPE Component Entity" shall be deemed to be references to "Borrower".

         SECTION 6.2 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change or permit to be changed (a) Borrower's name, (b) Borrower's identity (including its trade name or names), (c) Borrower's principal place of business set forth on the first page of this Agreement, (d) the corporate, partnership or other organizational structure of Borrower, each SPE Component Entity (if any), or Borrower Principal, (e) Borrower's state of organization, or (f) Borrower's organizational identification number, without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. In addition, Borrower shall not change or permit to be changed any organizational documents of Borrower or any SPE Component Entity (if any) if such change would adversely impact the covenants set forth in Section 6.1 hereof. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement amendment required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property. If Borrower does not now have an organization identification number and later obtains one, Borrower shall promptly notify Lender of such organizational identification number.

         SECTION 6.3 BUSINESS AND OPERATIONS. Borrower will qualify to do business and will remain in good standing under the laws of the State as and to the extent the same are required for the ownership, maintenance, management and operation of the Property.

         SECTION 6.4 INDEPENDENT DIRECTOR.

         (a) The organizational documents of the SPE Component Entity (if any) shall provide that at all times there shall be at least two duly appointed members of the board of directors (an "INDEPENDENT DIRECTOR") of such SPE Component Entity reasonably satisfactory to Lender each of whom shall not have been at the time of such individual's initial appointment, and shall not have been at any time during the preceding five years, and shall not be at any time while serving as a director of such SPE Component Entity, either (i) a shareholder (or other equity owner) of, or an officer, director (other than serving in the capacity as the Independent Director), partner, member or employee of, Borrower or any of its respective shareholders, partners, members, subsidiaries or affiliates; (ii) a customer of, or supplier to, Borrower or any of its respective shareholders, partners, members, subsidiaries or affiliates;
(iii) a Person who Controls or is under common Control with any such shareholder, officer, director, partner, member, employee supplier or customer; or (iv) a member of the immediate family of any such shareholder, officer, director, partner, member, employee, supplier or customer.

         (b) The organizational documents of the SPE Component Entity (if any) shall provide that the board of directors of such SPE Component Entity shall not take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires an unanimous vote of the board of directors of such SPE Component Entity of Borrower unless at the time of such action there shall be at least two members of the board of directors who are Independent Directors. Such SPE Component Entity will not without the unanimous written consent of its board of directors including the Independent Directors, on behalf of itself or Borrower (i) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable Creditors Rights Laws; (ii) seek or consent to the appointment of a receiver, liquidator or any similar official; (iii) take any action that might cause such entity to become insolvent; or (iv) make an assignment for the benefit of creditors.

                       ARTICLE 7 - NO SALE OR ENCUMBRANCE

         SECTION 7.1 TRANSFER DEFINITIONS. For purposes of this Article 7 an "AFFILIATED MANAGER" shall mean any managing agent of the Property in which Borrower, Borrower Principal, any SPE Component Entity (if any) or any affiliate of such entities has, directly or indirectly, any legal, beneficial or economic interest; "CONTROL" shall mean the power to direct the management and policies of a Restricted Party, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; "RESTRICTED PARTY" shall mean Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager, or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner in Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager or any non-member manager; and a "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) a legal or beneficial interest.

         SECTION 7.2 NO SALE/ENCUMBRANCE. (a) Except as expressly permitted pursuant to Sections 7.3 or 7.5 hereof, Borrower shall not cause or permit a Sale or Pledge of the Property or any part thereof or any legal or beneficial interest therein nor permit a Sale or Pledge of an interest in any Restricted Party (in each case, a "PROHIBITED TRANSFER"), other than pursuant to Leases of space in the Improvements or ground lease to Tenants in accordance with the provisions of Section 5.13, without the prior written consent of Lender.

         (b) Except as expressly permitted pursuant to Sections 7.3 or 7.5 hereof, a Prohibited Transfer shall include, but not be limited to, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock in one or a series of transactions; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of any member or any profits or proceeds relating to such membership interest; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the Manager (including, without limitation, an Affiliated Manager) other than in accordance with Section 5.14.

         SECTION 7.3 PERMITTED TRANSFERS. Notwithstanding the provisions of
Section 7.2, the following transfers shall not be deemed to be a Prohibited
Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party or a Restricted Party itself, (b) subject to the provisions of this Section 7.3, the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party; provided, however, no such transfers contemplated in subsection (b) above shall result in a change in Control in the Restricted Party or change in control of the Property, (c) provided the stock of NXL is listed on the New York Stock Exchange or such other nationally recognized stock exchange the following shall not be Prohibited
Transfers: (i) Sales or Pledges of direct or indirect interests in stock in NXL,
(ii) a Sale or Pledge of all, or substantially all, of the assets of NXL or a merger of NXL with another entity, provided the surviving entity of such merger or the purchaser of such assets, as applicable, (1) shall assume all of the obligations of NXL under the Loan Documents, (2) be primarily engaged in the business of owning and operating real estate similar to the Property and (3) have its shares (or be a wholly owned subsidiary of an entity or an operating partnership of a real estate investment trust which has its shares) listed on the New York Stock Exchange or such other nationally recognized stock exchange,
(d) transfers of direct or indirect beneficial interests in ERT provided that after any such transfers NXL or its permitted successor hereunder shall own at least fifty percent (50%) of the interests of ERT and control its day-to-day operations, (e) the Sale or Pledge of (i) interests in the SPE Component Entity,
(ii) interests in Prairie Ridge, (iii) Prairie Ridge's interest in Borrower, to NXL or ERT, or (iv) ERT's interest in Borrower to NXL or to an entity wholly owned, directly or indirectly, and Controlled by NXL, (f) transfers of interests in a Restricted Party to (1) a Qualified Transferee or (2) to any other person and/or entity, provided, (A) if the proposed transfer is prior to a Securitization, the proposed transfer is subject to, among other things, the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed or (B) if the proposed transfer is after a Securitization, the proposed transfer is subject to, among other things, the receipt of written confirmation from the Rating Agencies that such transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization; provided, further that, with respect to each transfer referred to in this subsection (f), Borrower shall pay to Lender prior to such transfer, a processing fee of $25,000 and an Entity Level Assumption Fee for each assumption, (g) the granting of easements in the ordinary course of Borrower's business for use, access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities; provided that no such easement would have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion and (h) Permitted Family Transfers; and as a condition to each such transfer referred to in this Section 7.3, Lender shall receive (i) not less than thirty (30) days prior written notice of such proposed transfer (ii) evidence reasonably acceptable to Lender and the Rating Agencies that Borrower and the SPE Component Entity continue to comply with
Article 6 of this Agreement and (iii) evidence reasonably acceptable to Lender and the Rating Agencies that the Property continues to be managed by a Qualified Manager. Notwithstanding the foregoing, any transfer that results in any Person owning in excess of forty-nine percent (49%) of the ownership interest in a Restricted Party shall comply with the requirements of the last sentence of
Section 7.4 hereof.

         In connection with a transfer permitted pursuant to this Section 7.3,
(i) provided that a either (a) a Qualified Transferee or (b) a substitute entity reasonably acceptable to Lender, has assumed all of NXL's obligations and liabilities as a Borrower Principal in a manner reasonably acceptable to Lender, NXL shall be released from its obligations under the Loan from and after the date of such assumption or (ii) provided that a either (a) a Qualified Transferee, (b) a substitute entity reasonably acceptable to Lender or (c) NXL has assumed all of George W. Allen's and/or Milton T. Schaeffer's obligations and liabilities as a Borrower Principal in a manner reasonably acceptable to Lender, George W. Allen and/or Milton T. Schaeffer, as applicable, shall be released from its obligations under the Loan from and after the date of such assumption.

         Additionally, provided no Event of Default has occurred and is continuing, upon not less than thirty (30) days prior written notice to Lender, the owners of the beneficial interests in Borrower may, at any time after the earlier of (i) the closing of a Securitization or (ii) December 1, 2004, incur indebtedness (the "MEZZANINE LOAN"), provided (a) the amount of such Mezzanine Loan shall not exceed at the time of closing of such Mezzanine Loan, an amount which, when added to the original principal balance of the Note, results in a loan-to-value ratio not in excess of the Permitted LTV and the more favorable to Borrower of (1) a minimum Debt Service Coverage Ratio of 1.40 to 1:00 and (2) a Debt Service Coverage Ratio and a loan constant equal to the then current criteria of the Rating Agencies, in both cases based upon underwritten Net Cash Flow as reasonably determined by Lender; (b) the Mezzanine Loan may be secured jointly and severally by a pledge of 100% of the beneficial interests in Borrower (provided, however, the pledge of SPE Component Entity's interest in Borrower shall not be permitted, but the interest in the SPE Component Entity may be pledged), and (c) all documents and instruments evidencing or securing the Mezzanine Loan including, without limitation, a subordination and intercreditor agreement, shall be in form and substance reasonably satisfactory to Lender.

         SECTION 7.4 LENDER'S RIGHTS. Subject to Section 7.5 hereof, Lender reserves the right to condition the consent to a Prohibited Transfer requested hereunder upon (a) a modification of the terms hereof and on assumption of the Note and the other Loan Documents as so modified by the proposed Prohibited Transfer, (b) receipt of payment of a transfer fee equal to 1% of the outstanding principal balance of the Loan and all of Lender's reasonable out-of-pocket expenses incurred in connection with such Prohibited Transfer, (c) receipt of written confirmation from the Rating Agencies that the Prohibited Transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, (d) the proposed transferee's continued compliance with the covenants set forth in this Agreement (including, without limitation, the covenants in Article 6), and the other Loan Documents, (e) unless the existing Manager continues to manage the Property or a Qualified Manager in engaged to manage the Property, a new manager for the Property and a new management agreement reasonably satisfactory to Lender, and
(f) the satisfaction of such other conditions and/or legal opinions as Lender shall determine in its reasonable discretion to be in the interest of Lender. All reasonable out-of-pocket expenses incurred by Lender shall be payable by Borrower whether or not Lender consents to the Prohibited Transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Prohibited Transfer made without Lender's consent. This provision shall apply to each and every Prohibited Transfer, whether or not Lender has consented to any previous Prohibited Transfer. Notwithstanding anything to the contrary contained in this Article 7, in the event a substantive non-consolidation opinion was delivered to Lender and the Rating Agencies in connection with the closing of the Loan, and if any Prohibited Transfer results in any Person and its Affiliates owning in excess of forty-nine percent (49%) of the ownership interests in a Restricted Party, Borrower shall, prior to such transfer, and in addition to any other requirement for Lender consent contained herein, deliver a revised substantive non-consolidation opinion to Lender reflecting such Prohibited Transfer, which opinion shall be in form, scope and substance reasonably acceptable in all respects to Lender and the Rating Agencies.

         SECTION 7.5 ASSUMPTION. Notwithstanding the foregoing provisions of this Article 7, Borrower shall have the right to cause a Sale or Pledge of the Property in its entirety to, and the related assumption of the Loan by, any Person (a "TRANSFEREE") provided that each of the following terms and conditions are satisfied:

         (a) no Default or Event of Default has occurred and is continuing;

         (b) Borrower shall have (i) delivered written notice to Lender of the terms of such prospective Sale or Pledge not less than sixty (60) days before the date on which such Sale or Pledge is scheduled to close and, concurrently therewith, all such information concerning the proposed Transferee as Lender shall reasonably require and (ii) paid to Lender a non-refundable processing fee in the amount of $25,000. Unless the proposed Sale or Pledge of the Property is to a Qualified Transferee, (i) if the proposed Sale or Pledge is prior to a Securitization, the proposed Sale or Pledge is subject to, among other things, the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed or (ii) if the proposed Sale or Pledge is after a Securitization, the proposed Sale or Pledge is subject to, among other things, the receipt of written confirmation from the Rating Agencies that the Prohibited Transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization. In connection with the forgoing, if Lender has the right to approve or disapprove the proposed Sale or Pledge it shall do so based on, among other things, (i) its then current underwriting and credit requirements for similar loans secured by similar properties which loans are sold in the secondary market and (ii) the experience and track record of Transferee and its principals in owning and operating facilities similar to the Property, the financial strength of Transferee and its principals, the general business standing of Transferee and its principals and Transferee's and its principals' relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate.

         (c) Borrower shall have paid to Lender, concurrently with the closing of such Sale or Pledge, (i) a non-refundable assumption fee in an amount equal to (1) $175,000 for the first such Sale or Pledge and related assumption and (2) one-half of one percent (.5%) of the original principal balance of the Note for any subsequent Sale or Pledge and related assumption, and (ii) all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with the Sale or Pledge;

         (d) Transferee assumes and agrees to pay the Debt as and when due subject to the provisions of Article 15 hereof and, prior to or concurrently with the closing of such Sale or Pledge, Transferee and its constituent partners, members or shareholders as a prudent institutional mortgage lender would reasonably require, shall execute, without any cost or expense to Lender, such documents and agreements as a prudent institutional mortgage lender would reasonably require to evidence and effectuate said assumption;

         (e) Borrower and Transferee, without any cost to Lender, shall furnish any information would be reasonably requested by an institutional mortgage lender for the preparation of, and shall authorize Lender to file, new financing statements and financing statement amendments and other documents to the fullest extent permitted by applicable law, and shall execute any additional documents which would be reasonably requested by a prudent institutional mortgage lender;

         (f) Borrower shall have delivered to Lender, without any cost or expense to Lender, such endorsements to Lender's Title Insurance Policy insuring that fee simple or leasehold title to the Property, as applicable, is vested in Transferee (subject to Permitted Encumbrances), hazard insurance endorsements or certificates and other similar materials as Lender may reasonably deem necessary at the time of the Sale or Pledge, all in form and substance reasonably satisfactory to a prudent institutional mortgage lender;

         (g) Transferee shall have furnished to Lender, if Transferee is a corporation, partnership, limited liability company or other entity, all appropriate papers evidencing Transferee's organization and good standing, and the qualification of the signers to execute the assumption of the Debt, which papers shall include certified copies of all documents relating to the organization and formation of Transferee and of the entities, if any, which are partners or members of Transferee. Transferee and such constituent partners, members or shareholders of Transferee (as the case may be), as a prudent institutional mortgage lender would reasonably require, shall comply with the covenants set forth in Article 6 hereof;

         (h) Transferee shall assume the obligations of Borrower under any Management Agreement or provide a new management agreement with a new manager which meets with the requirements of Section 5.14 hereof and assign to Lender as additional security such new management agreement;

         (i) Transferee shall furnish an opinion of counsel reasonably satisfactory to a prudent institutional mortgage lender and its counsel (A) that Transferee's formation documents provide for the matters described in subparagraph (g) above, (B) that the assumption of the Debt has been duly authorized, executed and delivered, and that the Note, the Mortgage, this Agreement, the assumption agreement and the other Loan Documents are valid, binding and enforceable against Transferee in accordance with their terms, (C) that Transferee and any entity which is a controlling stockholder, member or general partner of Transferee, have been duly organized, and are in existence and good standing, and (E) with respect to such other matters as Lender may reasonably request;

         (j) Intentionally Omitted;

         (k) Borrower's obligations under the contract of sale pursuant to which the Sale or Pledge is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 7.5; and

         (l) in the event a substantive non-consolidation opinion was required in connection with the closing of the Loan, Transferee shall, prior to such Sale or Pledge, deliver a substantive non-consolidation opinion to Lender, which opinion shall be in form, scope and substance reasonably acceptable in all respects to a prudent institutional mortgage lender and the Rating Agencies.

         Notwithstanding the foregoing, in no event shall Lender consent to a Sale or Pledge of the Property and related assumption prior to a Securitizaton if the consideration to be paid by the Transferee to Borrower, as reasonably determined by Lender, is less than the appraised value of the Property, as such appraised value was determined by Lender at the time of the closing of the Loan.

         A consent by Lender with respect to a Sale or Pledge of the Property in its entirety to, and the related assumption of the Loan by, a Transferee pursuant to this Section 7.5 shall not be construed to be a waiver of the right of Lender to consent to any subsequent Sale or Pledge of the Property if Lender has such right pursuant to the terms hereof.

         Provided the Transferee has assumed all of Borrower's obligations and liabilities in a manner reasonably acceptable to Lender, Borrower shall be released from its obligation under the Loan from and after the date of the Sale or Pledge and related assumption and provided that a either (a) a Qualified Transferee or (b) a substitute entity reasonably acceptable to Lender, has assumed all of Borrower Principal's obligations and liabilities in a manner reasonably acceptable to Lender, Borrower Principal shall be released from its obligations under the Loan from and after the date of such Sale or Pledge and related assumption.

           ARTICLE 8 - INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

         SECTION 8.1 INSURANCE.


         (a) Borrower shall obtain and maintain, or cause to be maintained, at all times insurance for Borrower and the Property providing at least the following coverages:

             (i) comprehensive all risk insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) if a co-insurance provision applies, containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions other than those relating to Personal Property; (C) providing for no deductible in excess of $50,000 for all such insurance coverage; and
         (D) if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses, providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements and containing an "Ordinance or Law Coverage" or "Enforcement" endorsement. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a "special flood hazard area" designated by the Federal Emergency Management Agency, flood hazard insurance in an amount equal to the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended; and (z) earthquake insurance in amounts and in form and substance reasonably satisfactory to Lender in the event the Property is located in an area with a high degree of seismic risk, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i);

             (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, with such insurance (A) to be on the so-called "occurrence" form with a general aggregate limit of not less than $5,000,000 where the Improvements do not contain elevators and $6,000,000 where the Improvements contain elevators and a per occurrence limit of not less than $1,000,000 where the Improvements do not contain elevators and $6,000,000 where the Improvements contain elevators, which commercial general liability insurance may be obtained with multiple policies or with an umbrella policy; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards:
         (1) premises and operations; (2) products and completed operations on an "if any" basis and (3) contractual liability to the extent the same is available;

             (iii) loss of rents insurance or business income insurance, as applicable, (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; and (C) which provides that after the physical loss to the Improvements and Personal Property occurs, the loss of rents or income, as applicable, will be insured until such rents or income, as applicable, either return to the same level that existed prior to the loss, or the expiration of twenty-four (24) months, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such loss of rents or business income insurance, as applicable, shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding period of coverage as required above. All proceeds payable to Lender pursuant to this subsection shall be held by Lender in Permitted Investments selected by Lender with the interest accruing for the benefit of Borrower, said interest to be held in an escrow account, and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note, this Agreement and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such loss of rents or business income insurance, as applicable;

             (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

             (v) workers' compensation, subject to the statutory limits of the State, and employer's liability insurance in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

             (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above; and

             (vii) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

         (b) All insurance provided for in Section 8.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the reasonable approval of Lender as to loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a claims paying ability rating of "AA-" or better by S&P. The Policies described in Section 8.1(a) shall designate Lender and its successors and assigns as additional insureds, mortgagees and/or loss payee as deemed appropriate by Lender. Unless Borrower is depositing sufficient amounts into the Tax and Insurance Reserve Account for the payment of the Insurance Premiums pursuant to Section 9.6 hereof, not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS") shall be delivered by Borrower to Lender.

         (c) Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 8.1(a).

         (d) All Policies provided for or contemplated by Section 8.1(a), except for the Policy referenced in Section 8.1(a)(v), shall name Borrower as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, and to the extent commercially available, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

         (e) All Policies provided for in Section 8.1(a) shall contain clauses or endorsements to the effect that:

             (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

             (ii) the Policies shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' prior written notice to Lender and any other party named therein as an additional insured unless such cancellation is the result of non-payment of the Insurance Premiums, in which case at least ten (10) days' prior written notice to Lender and any other party named therein as an additional insured shall be required;

             (iii) the issuers thereof shall give written notice to Lender if the Policies have not been renewed thirty (30) days prior to its expiration, unless such non-renewal is the result of the of non-payment of the Insurance Premiums, in which case at least ten (10) days' prior written notice to Lender shall be required; and

             (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

         (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems reasonably necessary to protect its interest in the Property, including, without limitation, obtaining such insurance coverage as Lender in its sole discretion deems reasonably appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Mortgage and shall bear interest at the Default Rate.

         SECTION 8.2 CASUALTY. If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the Restoration of the Property in accordance with Section 8.4, whether or not any Net Proceeds are made available pursuant to Section 8.4. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

         SECTION 8.3 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of the Property of which Borrower has knowledge and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments reasonably requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of reasonable, out-of-pocket expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 8.4, whether or not Lender makes any Net Proceeds available pursuant to Section 8.4. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

         SECTION 8.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

         (a) If the Net Proceeds shall be less than $250,000 and the costs of completing the Restoration shall be less than $250,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 8.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

         (b) If the Net Proceeds are equal to or greater than $250,000 or the costs of completing the Restoration are equal to or greater than $250,000, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 8.4. The term "NET PROCEEDS" for purposes of this Section 8.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 8.1 (a)(i), (iv), (vi) and (vii) as a result of a Casualty, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same ("INSURANCE PROCEEDS"), or (ii) the net amount of the Award as a result of a Condemnation, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same ("CONDEMNATION PROCEEDS"), whichever the case may be.

             (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                  (A) no Event of Default shall have occurred and be continuing;

                  (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than forty percent (40%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of a Casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than fifteen percent (15%) of the land constituting the Property is taken, such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is located on such land;

                  (C) Leases covering in the aggregate at least sixty percent
             (60%) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, and each Major Lease in effect as of such date shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration;

                  (D) Borrower shall commence the Restoration as soon as
             reasonably practicable (but in no event later than ninety (90) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                  (E) Lender shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of the insurance coverage referred to in Section 8.1(a)(iii) above or, at Borrower's option, other security reasonably acceptable to Lender;

                  (F) Lender shall be reasonably satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) the earliest date required for such completion under the terms of any Major Lease or material agreements affecting the Property, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation, or (4) the expiration of the insurance coverage referred to in Section 8.1(a)(iii) or such other security reasonably acceptable to Lender;

                  (G) the Property and the use thereof after the Restoration will be in compliance with and permitted under all material Legal Requirements;

                  (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in material compliance with all material applicable Legal Requirements;

                  (I) such Casualty or Condemnation, as applicable, does not result in the loss of material access to the Property or the Improvements;

                  (J) Borrower shall deliver, or cause to be delivered, to
             Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, which budget shall be reasonably acceptable to Lender; and

                  (K) the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender's reasonable judgment to cover the cost of the Restoration.

             (ii) The Net Proceeds shall be held by Lender in Permitted Investments selected by Lender with the interest accruing for the benefit of Borrower, said interest to be held in such escrow account, until disbursements commence, and, until disbursed in accordance with the provisions of this Section 8.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the related Restoration item have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

             (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "RESTORATION CONSULTANT"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts in excess of $100,000 under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration, including, without limitation, reasonable counsel fees and disbursements and the Restoration Consultant's reasonable fees, shall be paid by Borrower.

             (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, minus the Restoration Retainage. The term "RESTORATION RETAINAGE" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until the Restoration has been completed. The Restoration Retainage shall be reduced to five percent (5%) of the costs incurred upon receipt by Lender of satisfactory evidence that fifty percent (50%) of the Restoration has been completed. The Restoration Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 8.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Restoration Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Restoration Retainage; provided, however, that Lender will release the portion of the Restoration Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialman's liens or other Liens have been placed against the Property since the date of recordation of the Mortgage and that title to the Property is free and clear of all liens (other than the lien of the Permitted Encumbrances). If required by Lender, the release of any such portion of the Restoration

         Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

             (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

             (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Restoration Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 8.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

             (vii) The excess, if any, of the Net Proceeds and (1) the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender and (2) the unapplied proceeds of the insurance required by Section 8.1(a)(iii) hereof then held by Lender, if any, after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

         (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 8.4(b)(vii) may (x) be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its reasonable discretion shall deem proper, or,
(y) at the sole discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes and upon such conditions as Lender shall reasonably designate. Notwithstanding anything herein to the contrary, provided no Event of Default has occurred and is continuing, if Lender does not make Net Proceeds available for Restoration (the "RETAINED NET PROCEEDS"), (i) the lien of the Mortgage shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt and there shall be no prepayment penalty, prepayment premium, make whole or defeasance costs associated with such reduction of the Debt; and (ii) Borrower shall not be required to repair or restore that portion of the Property relating to the Retained Net Proceeds but Borrower shall be required to (A) remove all debris with respect to the portion of the Property not required to be restored in a manner that is safe and is not dangerous to health or other property and is in compliance with all applicable laws, and (B) repair or restore the Property such that it is a functional development similar in character to the use and operation of the Property prior to any such Casualty or Condemnation.

         (d) In the event of foreclosure of the Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure, Lender or other transferee in the event of such other transfer of title.

                           ARTICLE 9 - RESERVE FUNDS

         SECTION 9.1 REQUIRED CONSTRUCTION.

         Borrower shall complete the construction of the Property and pay all Tenant Improvements and Leasing Commissions as set forth on Schedule I attached hereto and made a part hereof (the "REQUIRED CONSTRUCTION"). Borrower shall complete the Required Construction in a good and workmanlike manner. Borrower shall establish on the date hereof an Eligible Account with Lender to fund the Required Construction (the "REQUIRED CONSTRUCTION ACCOUNT") into which Borrower shall deposit on the date hereof the amount of $2,794,855.00. Amounts so deposited shall hereinafter be referred to as the "REQUIRED CONSTRUCTION FUNDS".

         SECTION 9.2 REPLACEMENTS.

         On an ongoing basis throughout the term of the Loan, Borrower shall make capital repairs, replacements and improvements necessary to keep the Property in good order and repair and in a good marketable condition or prevent deterioration of the Property (collectively, the "REPLACEMENTS"). Borrower shall complete all Replacements in a good and workmanlike manner as soon as commercially reasonable after commencing to make each such Replacement.

         SECTION 9.3 TENANT IMPROVEMENTS AND LEASING COMMISSIONS.

         (a) Borrower hereby agrees to (a) perform, or cause to be performed, tenant improvements required under any Lease entered into in accordance with the provisions of Section 5.13 of this Agreement (collectively, the "TENANT IMPROVEMENTS"), and (b) pay the costs of leasing commissions incurred by Borrower in connection with the leasing of the Property or a portion thereof (collectively, "LEASING COMMISSIONS").

         (b) Borrower shall establish on the date hereof an Eligible Account with Lender to be funded in accordance with Section 9.3(c) (the "LEASING RESERVE ACCOUNT") into which no deposit shall be required on the Closing Date. All amounts deposited in the Leasing Reserve Account, including, without limitation, the Anchor Tenant Funds, shall hereinafter be referred to as the "LEASING RESERVE FUNDS."

         (c) Following an Anchor Tenant Event, prior to Lender making any funds available from the Lockbox Account, Borrower shall deposit into the Leasing Reserve Account on each Scheduled Payment Date a monthly amount equal to $1.50 multiplied by the square footage of the Vacated Anchor Space (such amounts shall, with respect to each such Vacated Anchor Space, be referred to as the "INDIVIDUAL ANCHOR TENANT FUNDS" and collectively be referred to as the "ANCHOR TENANT FUNDS"). Notwithstanding the immediately preceding sentence, upon the earlier to occur of (i) Borrower having deposited an amount equal to the Maximum Anchor

Tenant Deposit for each Anchor Tenant that has vacated its space at the Property (each such space, a "VACATED ANCHOR SPACE") or (ii) delivery to Lender of evidence reasonably satisfactory to Lender that Borrower has leased all of the applicable Vacated Anchor Space pursuant to the terms hereof, including, without limitation, Section 5.13 hereof, then no further deposits attributable to such Vacated Anchor Space shall be required pursuant to this Section 9.3(c).

         SECTION 9.4 REQUIRED WORK.

         Borrower shall diligently pursue all Required Construction and all Tenant Improvements (collectively, the "REQUIRED WORK") to completion in accordance with the following requirements.

         (a) Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Required Work to the extent such contracts or work orders exceed $100,000, which approval shall not be unreasonably withheld, conditioned or delayed. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.

         (b) In the event Lender determines in its reasonable discretion that any Required Work is not being or has not been performed in a workmanlike or timely manner, Lender shall have the option, without providing any prior notice to Borrower, to withhold disbursement for such unsatisfactory Required Work and, after ten (10) days prior written notice to Borrower, to proceed under existing contracts or to contract with third parties to complete such Required Work and to apply the applicable Reserve Funds, toward the labor and materials necessary to complete such Required Work and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

         (c) In order to facilitate Lender's completion of the Required Work, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete the Required Work and/or employ watchmen to protect the Property from damage. All reasonable out-of-pocket sums so expended by Lender, to the extent not from the Reserve Funds, shall be deemed to have been advanced under the Loan to Borrower and secured by the Mortgage. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Required Work in the name of Borrower upon Borrower's failure to do so in a workmanlike and timely manner. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (i) to use any of the Reserve Funds for the purpose of making or completing the Required Work; (ii) to make such additions, changes and corrections to the Required Work as shall be necessary or desirable to complete the Required Work; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of the Required Work, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the

Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do on its own behalf to fulfill the terms of this Agreement.

         (d) Nothing in this Section 9.3 shall: (i) make Lender responsible for making or completing the Required Work; (ii) require Lender to expend funds in addition to the Reserve Funds to make or complete any Required Work; (iii) obligate Lender to proceed with the Required Work; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Required Work.

         (e) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties performing Required Work pursuant to this Section
9.3 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Required Work and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Required Work which are or may be kept at the Property, and to complete any Required Work made pursuant to this Section 9.3. Borrower shall use its commercially reasonable efforts to cause all contractors and subcontractors to cooperate with Lender and Lender's representatives or such other persons described above in connection with inspections described in this
Section 9.3 or the completion of Required Work pursuant to this Section 9.3.

         (f) Lender may, to the extent any Required Work would reasonably require an inspection of the Property, inspect the Property at Borrower's expense prior to making a disbursement of the Reserve Funds in order to verify completion of the Required Work for which reimbursement is sought. Borrower shall pay Lender a reasonable inspection fee not exceeding $500 for each such inspection. Lender may require that such inspection be conducted by an appropriate independent qualified professional reasonably selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of the Reserve Funds. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

         (g) The Required Work and all materials, equipment, fixtures, or any other item comprising a part of any Required Work shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other Liens (except for Permitted Encumbrances).

         (h) Before each disbursement of the Reserve Funds, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's or other Liens of any nature have been placed and remain against the Property since the date of recordation of the Mortgage and that title to the Property is free and clear of all Liens (except for Permitted Encumbrances).

         (i) All Required Work shall comply with all material applicable Legal Requirements and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

         (j) Borrower hereby assigns to Lender all rights and claims Borrower may have against all Persons supplying labor or materials in connection with the Required Work; provided, however, that Lender may not pursue any such rights or claims unless an Event of Default has occurred and remains uncured.

         SECTION 9.5 RELEASE OF RESERVE FUNDS.

         (a) Upon written request from Borrower and satisfaction of the requirements set forth in this Agreement, Lender shall disburse to Borrower amounts from (i) the Required Construction Account to the extent necessary to reimburse Borrower for the actual costs of the applicable Required Construction and (ii) the Leasing Reserve Account to the extent necessary to reimburse Borrower for the actual costs of Tenant Improvements and/or Leasing Commissions incurred in connection with a replacement Lease, provided, (A) such replacement Lease was entered into in accordance with the terms of the Loan Documents, (B) such replacement Lease covers all of the applicable Vacated Anchor Space, (C) such Leasing Commissions are reasonable and customary for properties similar to the Property and the portion of the Property leased for which such Leasing Commissions are due, and (D) the amount of such Leasing Commissions are determined pursuant to arm's-length transactions between Borrower and any leasing agent to which a Leasing Commission is due, and excluding any Leasing Commissions which shall be due any member, general partner or shareholder of Borrower or any affiliate of Borrower. Notwithstanding the preceding sentence, in no event shall Lender be required to disburse funds (i) from any of the Reserve Accounts if an Event of Default exists, (ii) that would cause the amount of funds remaining in the Required Construction Account after such disbursement (other than with respect to the final disbursement) to be less than the then current estimated cost of completing all of the remaining Required Construction or (iii) from the Leasing Reserve Account for any Vacated Anchor Space in excess of the applicable Individual Anchor Tenant Funds. Provided no Event of Default has occurred and is continuing, Lender shall release any remaining applicable Individual Anchor Tenant Funds to Borrower upon receipt of proof of payment in full of all Leasing Commissions and Tenant Improvements relating to the applicable Vacated Anchor Space and receipt by Lender of a written estoppel reasonably acceptable to Lender from the replacement tenant for the applicable Vacated Anchor Space which shall state, among other things, that the Tenant Improvements have been completed in a manner satisfactory to such replacement Tenant and that the replacement Lease is in full force and effect.

         (b) Each request for disbursement from any of the Reserve Accounts shall be on a form provided or approved by Lender and shall (i) include copies of invoices for all items or materials purchased and all labor or services provided and (ii) specify (A) the Required Work for which the disbursement is requested, (B) the quantity and price of each item purchased, if the Required Work includes the purchase or replacement of specific items, (C) the price of all materials (grouped by type or category) used in any Required Work other than the purchase or replacement of specific items, and (D) the cost of all contracted labor or other services applicable to each Required Work for which such request for disbursement is made. With each request Borrower shall certify that to the best of Borrower's knowledge, all Required Work has been performed in accordance with all Legal Requirements. Except as provided in Section 9.5(d), each request for disbursement shall be made only after (i) full completion of each item of the Required Work, (ii) full performance by the leasing agent of its obligations (in the case of each Leasing

Commission) or (iii) full payment to a Tenant of any applicable tenant improvement allowance, as applicable, for which disbursement is requested. Borrower shall provide Lender evidence satisfactory to Lender in its reasonable judgment of such completion or performance.

         (c) Borrower shall pay all invoices in connection with the Required Work with respect to which a disbursement is requested prior to submitting such request for disbursement from the Reserve Accounts or, at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with the Required Work. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement of the Reserve Funds. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $15,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to all Legal Requirements and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current disbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request). In the case of Leasing Commissions, payment shall be made to any leasing agent to which a Leasing Commission is due in the amount of invoices submitted by such leasing agent, provided all of the other conditions for disbursements for such Leasing Commissions are satisfied.

         (d) If (i) the cost of any item of Required Work exceeds $25,000, (ii) the contractor performing such Required Work requires periodic payments pursuant to terms of a written contract, and (iii) Lender has reasonably approved in writing in advance such periodic payments, a request for disbursement from the Reserve Accounts may be made and such funds disbursed after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of work, (B) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, and (C) all other conditions in this Agreement for disbursement have been satisfied.

         (e) Borrower shall not make a request for, nor shall Lender have any obligation to make, any disbursement from any Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) in any amount less than the lesser of (i) $10,000 or (ii) the total cost of the Required Work for which the disbursement is requested.

         (f) Intentionally Omitted.

         (g) Intentionally Omitted.

         (h) Lender's disbursement of any Reserve Funds or other acknowledgment of completion of any Required Work in a manner satisfactory to Lender shall not be deemed a certification or warranty by Lender to any Person that the Required Work has been completed in accordance with Legal Requirements.

         (i) If the funds in any Reserve Account (other than the Leasing Reserve Account, the disbursement of which shall be in accordance with Section 9.5(a) hereof) should exceed the amount of payments actually applied by Lender for the purposes of the account, Lender in its sole discretion shall either return any excess to Borrower or credit such excess against future payments to be made to that Reserve Account. In allocating any such excess, Lender may deal with the Person shown on Lender's records as being the owner of the Property. If at any time Lender reasonably determines that the Reserve Funds (other than in the Leasing Reserve Account) are not or will not be sufficient to make the required payments, Lender shall notify Borrower of such determination and Borrower shall pay to Lender any amount necessary to make up the deficiency within ten (10) Business Days after notice from Lender to Borrower requesting payment thereof.

         (j) The insufficiency of any balance in any of the Reserve Accounts shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

         (k) Intentionally Omitted.

         (l) Upon payment in full of the Debt, all amounts remaining on deposit, if any, in the Leasing Reserve Account shall be returned to Borrower or the Person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto. Upon the earlier to occur of (i) the completion of all Required Construction to the reasonable satisfaction of Lender and the full performance by the leasing agent of its obligations with respect to any Leasing Commissions, (ii) the completion of all Required Construction to the reasonable satisfaction of Lender (other than Tenant Improvements and Leasing Commissions relating solely to the Vacant Space) and delivery to Lender of evidence reasonably acceptable to Lender that the Property has at least a ninety-three percent (93%) actual occupancy level or (iii) payment in full of the Debt, all amounts remaining on deposit, if any, in the Required Construction Account shall be returned to Borrower or the Person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto.

         SECTION 9.6 TAX AND INSURANCE RESERVE FUNDS.

         (a) Borrower shall establish on the date hereof an Eligible Account with Lender sufficient to discharge Borrower's obligations for the payment of Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof (the "TAX AND INSURANCE RESERVE ACCOUNT") into which Borrower shall deposit on the date hereof $108,848.21, which amount, when added to the required monthly deposits set forth in the next sentence, is sufficient to make the payments of Taxes and Insurance Premiums as required herein. Borrower shall deposit into the Tax and Insurance Reserve Account on each Scheduled Payment Date (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to the earlier of (i) the date that the same will become delinquent and (ii) the date that additional charges or interest will accrue due to the non-payment thereof, and (b) except to the extent insurance required hereunder is purchased under a blanket insurance Policy acceptable to Lender in accordance with Section 8.1(c), one-twelfth of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve (12) months for the renewal of the coverage afforded by the Policies upon the expiration thereof or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE RESERVE FUNDS"). Lender will apply the Tax and Insurance Reserve Funds to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.4 and Section 8.1 hereof. In making any disbursement from the Tax and Insurance Reserve Account, Lender may do so according to any bill, statement or estimate procured from the appropriate public office or tax lien service (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. Provided (i) no Event of Default has occurred and is continuing, (ii) the Tax and Insurance Reserve Account contains sufficient funds to pay all applicable Taxes and (iii) Lender is not prohibited from doing so by any applicable law, rule or regulation, Lender shall pay the Taxes to the applicable Governmental Authority on or before the date such Taxes would become delinquent, but in no event earlier than the earlier of (a) fifteen (15) days prior to the date such Taxes would be delinquent, (b) the date that additional charge or interest will accrue due to the non-payment of such Taxes, or (c) a date that is at least fifteen (15) days after written request from Borrower to pay such Taxes, but in no event shall Lender be obligated to pay any Taxes prior to receipt of the amount indicated in the applicable Estimated Annual Tax Notice for such real estate tax year (the "REAL ESTATE TAX PAYMENT DATE"). If the amount of the Tax and Insurance Reserve Funds shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Reserve Account. In allocating any such excess, Lender may deal with the person shown on Lender's records as being the owner of the Property. Any amount remaining in the Tax and Insurance Reserve Account after the Debt has been paid in full shall be returned to Borrower or the person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto. If at any time Lender reasonably determines that the Tax and Insurance Reserve Funds are not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty (30) days after notice from Lender to Borrower requesting payment thereof.

         (b) Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing and provided Lender has received an Estimated Annual Tax Payment Notice in accordance with the terms hereof for a specific real estate tax year, Borrower shall not be required to make a monthly deposit to the Tax and Insurance Reserve Account for that portion of Taxes which are paid to Borrower by Tenants at the Property on an annual basis (the "ANNUAL TAX TENANTS"; the annual tax payment from such Annual Tax Tenants to Borrower, hereinafter collectively referred to as the "ANNUAL TAX TENANT PAYMENTS"), provided, (i) at least fifteen (15) days prior to the beginning of each such real estate tax year, Borrower shall provide Lender with a written notice of its intention not to pay the Annual Tax Tenant Payments into the Tax and Insurance Reserve Account for such year, which notice shall, among other things, be in substantially the form attached hereto as Exhibit B and contain an estimate of the amount of the Annual Tax Tenant Payments for the next succeeding real estate tax year (an "ESTIMATED ANNUAL TAX PAYMENT NOTICE"), (ii) at least fifteen (15) days prior to the Real Estate Tax Payment Date (the "ESTIMATED TAX PAYMENT DATE") Borrower shall deposit into the Tax and Insurance Reserve Account an amount equal to the amount indicated in the applicable Estimated Annual Tax Payment Notice and (iii) for each such real estate tax year, notwithstanding any exculpation or other non-recourse provisions contained in the Loan Documents, NXL shall guaranty receipt by Lender of the amount indicated in the applicable Estimated Annual Tax Payment Notice on or before the Estimated Tax Payment Date.

         SECTION 9.7 EXCESS CASH RESERVE

         During the Lockbox Cash Flow Sweep Period, on each Scheduled Payment Date all Excess Cash remaining in the Cash Management Account following the required transfers of sums to various accounts pursuant to the Cash Management Agreement shall be deposited with Lender (amounts so deposited shall hereinafter be referred to as the "EXCESS CASH RESERVE FUND" and the account to which such amounts are held shall hereinafter be referred to as the "EXCESS CASH RESERVE ACCOUNT"). Subject to the terms of this Agreement, sums from the Excess Cash Reserve Fund shall only be disbursed to Borrower upon payment in full of the Debt. If at any time after commencement of the Lockbox Cash Sweep Period, provided (i) no Event of Default is continuing, (ii) no additional Lockbox Cash Flow Sweep Period is in effect and (iii) the Debt Service Coverage Ratio for the Property for two (2) consecutive calendar quarters is greater than 1.25 to 1.00, Lender shall disburse to Borrower all amounts in the Excess Cash Reserve Account, the Lockbox Cash Flow Sweep Period shall end, and Borrower shall no longer be obligated to pay Excess Cash to Lender on each Scheduled Payment Date.

         SECTION 9.8 RESERVE FUNDS GENERALLY.

         (a) All funds deposited in the Reserve Accounts shall be held in an escrow account (bearing interest at a money market rate as determined by Lender (or such other Permitted Investment determined by Lender) with the interest accruing for the benefit of Borrower, said interest to be held in such escrow account and disbursed in accordance with the terms of this Agreement.

         (b) Borrower grants to Lender a first-priority perfected interest in, and assigns and pledges to Lender, each of the Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Accounts and the Reserve Funds shall constitute additional security for the Debt.

         (c) The Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts shall be subject to the exclusive dominion and control of Lender, which shall hold the Reserve Accounts and any or all Reserve Funds now or hereafter deposited in the Reserve Accounts subject to the terms and conditions of this Agreement. Borrower shall have no right of withdrawal from the Reserve Accounts or any other right or power with respect to the

Reserve Accounts or any or all of the Reserve Funds now or hereafter deposited in the Reserve Accounts, except as expressly provided in this Agreement.

         (d) Lender shall furnish or cause to be furnished to Borrower, without charge, an annual accounting of each Reserve Account in the normal format of Lender or its loan servicer, showing credits and debits to such Reserve Account and the purpose for which each debit to each Reserve Account was made.

         (e) As long as no Event of Default has occurred, Lender shall make disbursements from the Reserve Accounts in accordance with this Agreement. All such disbursements shall be deemed to have been expressly pre-authorized by Borrower, and shall not be deemed to constitute the exercise by Lender of any remedies against Borrower unless an Event of Default has occurred and is continuing and Lender has expressly stated in writing its intent to proceed to exercise its remedies as a secured party, pledgee or lienholder with respect to the Reserve Accounts.

         (f) If any Event of Default occurs, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve Accounts until the earlier to occur of (i) the date on which such Event of Default is cured to Lender's reasonable satisfaction, or (ii) the payment in full of the Debt. Upon the occurrence of any Event of Default, Lender may exercise any or all of its rights and remedies as a secured party, pledgee and lienholder with respect to the Reserve Accounts. Without limitation of the foregoing, upon any Event of Default, Lender may use and disburse the Reserve Funds (or any portion thereof) for any of the following purposes: (A) repayment of the Debt, including, but not limited to, principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); (B) reimbursement of Lender for all losses, fees, out-of-pocket reasonable costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default; (C) payment of any reasonable amount expended in exercising any or all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents; (D) payment of any item from any of the Reserve Accounts as required or permitted under this Agreement; or (E) any other purpose permitted by applicable law; provided, however, that any such application of funds shall not cure or be deemed to cure any Event of Default. Without limiting any other provisions hereof, each of the remedial actions described in the immediately preceding sentence shall be deemed to be a commercially reasonable exercise of Lender's rights and remedies as a secured party with respect to the Reserve Funds and shall not in any event be deemed to constitute a setoff or a foreclosure of a statutory banker's lien. Nothing in this Agreement shall obligate Lender to apply all or any portion of the Reserve Funds to effect a cure of any Event of Default, or to pay the Debt, or in any specific order of priority. The exercise of any or all of Lender's rights and remedies under this Agreement or under any of the other Loan Documents shall not in any way prejudice or affect Lender's right to initiate and complete a foreclosure under the Mortgage.

         (g) The Reserve Funds shall not constitute escrow or trust funds and may be commingled with other monies held by Lender. Notwithstanding anything else herein to the contrary, Lender may commingle in one or more Eligible Accounts (i) any and all funds controlled by Lender, including, without limitation, funds pledged in favor of Lender by other borrowers, whether for the same purposes as the Reserve Accounts or otherwise. Without limiting any other provisions of this Agreement or any other Loan Document, the Reserve Accounts may be established and held in such name or names as Lender or its loan servicer shall deem appropriate, including, without limitation, in the name of Lender or such loan servicer. In the case of any Reserve Account which is held in a commingled account, Lender or its loan servicer, as applicable, shall maintain records sufficient to enable it to determine at all times which portion of such account is related to the Loan. The Reserve Accounts are solely for the protection of Lender. With respect to the Reserve Accounts, Lender shall have no responsibility beyond the allowance of due credit for the sums actually received by Lender or beyond the reimbursement or payment of the costs and expenses for which such accounts were established in accordance with their terms. Upon assignment of the Loan by Lender, any Reserve Funds shall be turned over to the assignee and any responsibility of Lender as assignor shall terminate. The requirements of this Agreement concerning Reserve Accounts in no way supersede, limit or waive any other rights or obligations of the parties under any of the Loan Documents or under applicable law.

         (h) Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserve Accounts or the Reserve Funds deposited therein or permit any Lien to attach thereto, except for the Security Interest granted in this Section 9.8, or any levy to be made thereon, or any UCC Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

         (i) Borrower will maintain the security interest created by this
Section 9.8 as a first priority perfected security interest and will defend the right, title and interest of Lender in and to the Reserve Accounts and the Reserve Funds against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver such further instruments and documents and will take such further actions as Lender reasonably may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

         SECTION 9.9 ESCROW HOLDBACK. On the date hereof, Borrower shall deposit with Lender cash in an amount equal to the Escrow Holdback. Borrower shall have the right on not more than two (2) occasions on or prior to August 31, 2002 to request that Lender release that portion of the Escrow Holdback equal to the Escrow Holdback Release Amount. Upon any such request, Lender shall release such Escrow Holdback Release Amount provided (a) no Event of Default has occurred and is continuing, (b) Lender has received executed estoppel certificates reasonably acceptable to Lender from (1) with respect to a Inline Escrow Holdback Release, all of the tenants under the applicable Escrow Holdback Leases (the "INLINE RELEASE TENANTS"), provided, however, Borrower may provide landlord estoppel certificates in lieu of tenant estoppel certificates from not more than twenty percent (20%) of the Inline Release Tenants and/or (2) with respect to a TJX Escrow Holdback Release, TJX, which estoppel certificates shall, at time of such request, indicate that the applicable tenants are in possession of their demised premises, paying rent without offset or deduction and open for business and (c) with respect to a TJX Escrow Holdback Release, Lender shall received evidence reasonably acceptable to Lender that (1) the Property has at least a eighty-nine percent (89%) actual occupancy level or (2) the Loan has a minimum Debt Service Coverage Ratio of 1.40:1.00, provided, however, for the purpose of a TJX Escrow Holdback Release only, Debt Service Coverage Ratio shall be calculated by Lender based upon (i) Operating Expenses for the six (6) month period immediately preceding the date of calculation, on an annualized basis and (ii) Operating Income for the one (1) month period immediately preceding the date of calculation, on an annualized basis. Any portion of the Escrow Holdback not released to Borrower after the earlier of (x) the second request pursuant to the preceding sentence or (y) August 31, 2002, shall be applied by Lender to pay down the Debt, provided, however, Borrower shall pay to Lender a prepayment premium in connection with such partial prepayment equal to, (i) if such partial prepayment occurs prior to a Securitization, one percent (1%) of the amount so prepaid or (ii) if such partial prepayment occurs after a Securitization, a prepayment premium calculated in accordance with Section 5(c) of the Note. The term "ESCROW HOLDBACK RELEASE AMOUNT", as used herein, shall mean, (i) with respect to the Escrow Holdback Leases (an "INLINE ESCROW HOLDBACK RELEASE"), an amount equal to the Inline Escrow Holdback Release Amount and (ii) with respect to the space at the Property to be occupied by TJX (a "TJX ESCROW HOLDBACK RELEASE"), $1,900,000.00.

                     ARTICLE 10 - CASH MANAGEMENT AGREEMENT

         CASH MANAGEMENT AGREEMENT. On or prior to the Closing Date, Borrower, Lender and Agent shall enter into the Cash Management Agreement for the operation of the Lockbox Account and the accounts for the Reserve Funds, which Cash Management Agreement shall, among other things, provide that (i) the Tenants shall deposit all Rents from the Property directly into the Lockbox Account and (ii) in the event that (a) a Lockbox Cash Flow Sweep Period is in effect or (b) an Anchor Tenant Event has occurred and funds are required to be deposited into the Leasing Reserve Account pursuant to Section 9.3 hereof, all amounts in the Lockbox Account shall be applied by Lender in accordance with the Cash Management Agreement including, without limitation, funds sufficient to pay all costs and expenses, calculated on a cash basis, (including, if necessary to pay Extraordinary Expenses, funds from the Excess Cash Reserve Account) required to be paid during such month by or on behalf of Borrower in connection with the ownership and operation of the Property in accordance with the Annual Budget shall be deposited in the an account with Lender (the "OPERATING EXPENSE ACCOUNT"; all funds in the Operating Expense Account shall hereinafter be referred to as the "OPERATING EXPENSE ACCOUNT FUNDS"), which funds shall be, provided that no Event of Default has occurred and is continuing, disbursed by Lender to Borrower after Borrower's prior written request therefor for the payment of costs and expenses incurred in connection with the operation of the Property in accordance with the approved Annual Budget and/or Extraordinary Expenses.


                    ARTICLE 11 - EVENTS OF DEFAULT; REMEDIES

         SECTION 11.1 EVENT OF DEFAULT.


         The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

         (a) if (i) any regularly scheduled portion of the Debt is not paid on or prior to the tenth day following the date the same is due, (ii) the entire Debt is not paid on or before the Maturity Date or (iii) unless another time frame is expressly provided in the Loan Documents, any other portion of the Debt is not paid within ten (10) days after written notice to Borrower, provided, however, Borrower shall not be in default so long as there is sufficient money in the Lockbox Account or the Cash Management Account for payment of amounts then due and payable and Lender's access to such money has not been constrained or constricted in any manner;

         (b) except as otherwise expressly provided in the Loan Documents, if any of the Taxes or Other Charges are not paid prior to delinquency, unless there is sufficient money in the Tax and Insurance Reserve Account of the Cash Management Account for payment of amounts then due and payable and Lender's access to such money has not been constrained or restricted in any manner;

         (c) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender as provided in
Section 8.1;

         (d) if Borrower breaches any material covenant with respect to itself or any SPE Component Entity (if any) contained in Article 6 or any covenant contained in Article 7 hereof;

         (e) if any representation or warranty of, or with respect to, Borrower, Borrower Principal, any SPE Component Entity (if any), or any member, general partner, principal or beneficial owner of any of the foregoing, made herein, in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender by or on behalf of Borrower or Borrower Principals at the time of the closing of the Loan or during the term of the Loan shall have been false or misleading in any material respect when made;

         (f) if (i) Borrower, or any managing member or general partner of Borrower, NXL, or any SPE Component Entity (if any) shall commence any case, proceeding or other action (A) under any Creditors Rights Laws, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower, any managing member or general partner of Borrower, NXL, or any SPE Component Entity (if any) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, any managing member or general partner of Borrower, NXL, or any SPE Component Entity (if any) any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against Borrower, any managing member or general partner of Borrower, NXL, or any SPE Component Entity (if any) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) Borrower, any managing member or general partner of Borrower, NXL, or any SPE

Component Entity (if any) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Borrower, any managing member or general partner of Borrower, NXL, or any SPE Component Entity (if any) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (g) if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property, whether it be superior or junior in lien to the Mortgage;

         (h) if the Property becomes subject to any mechanic's, materialman's or other Lien other than a Permitted Encumbrance or a Lien for any Taxes or Other Charges not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) days;

         (i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, NXL, or any SPE Component Entity (if any) or the Property and same is not discharged of record within sixty (60) days after same is filed;

         (j) if a judgment is filed against the Borrower in excess of $10,000 which is not vacated, discharged or entirely covered by insurance within 30 days and such judgment would have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion;

         (k) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;

         (l) if any REA shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever except as provided for in such REA; or any term of any REA shall be modified or supplemented without Lender's reasonable consent in violation of the terms hereof, which consent shall not be unreasonably withheld, conditioned or delayed; or Borrower shall fail, within ten (10) Business Days after demand by Lender, to exercise its option to renew or extend the term of any REA or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such REA except as provided for in such REA; or

         (m) if Borrower shall continue to be in default under any other term, covenant or condition of this Agreement or any of the Loan Documents for more than ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty
(30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days.

         SECTION 11.2 REMEDIES.

         (a) Upon the occurrence of an Event of Default (other than an Event of Default described in Section 11.1(f) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in Section 11.1(f) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

         (b) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

                     ARTICLE 12 - ENVIRONMENTAL PROVISIONS

         SECTION 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.


         Borrower represents and warrants, based upon an Environmental Report of the Property and to the best of Borrower's knowledge, that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), if any, and (ii) either (A) in the case of Hazardous Materials, in amounts not in excess of that necessary to operate the Property for the purposes set forth herein or (B) fully disclosed to and approved by Lender in writing pursuant to an Environmental Report; (b) there are no past, present or threatened Releases of Hazardous Materials in violation of any Environmental Law or which would require remediation by a Governmental Authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Materials migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written notice from any Person relating to Hazardous Materials in, on, under or from the Property in violation of Environmental Laws which could have a material adverse effect on Borrower, the Property or Borrower's ability to meet its obligations under the Loan Documents in a timely fashion; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Borrower or contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of the Property.

         SECTION 12.2 ENVIRONMENTAL COVENANTS.

         Borrower covenants and agrees that so long as Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property: (a) all uses and operations on or of the Property by Borrower, Tenants, Manager and their respective agents, affiliates and invitees shall be in compliance with all material Environmental Laws and permits issued pursuant thereto; (b) Borrower shall use commercially reasonable efforts to ensure that there shall be no Releases of Hazardous Materials in, on, under or from the Property; (c) Borrower shall use commercially reasonable efforts to ensure that there shall be no Hazardous Materials in, on, or under the Property, except those that are both
(i) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii) (A) in amounts not in excess of that necessary to operate the Property for the purposes set forth herein or (B) fully disclosed to and approved by Lender in writing; (d) Borrower shall keep the Property free and clear of all Environmental Liens; (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.4 below, including but not limited to providing all relevant information and making knowledgeable persons within its control available for interviews; (f) Borrower shall, at its sole cost and expense, perform any reasonable environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to Lender's reasonable written request, based upon Lender's reasonable belief that the Property is not in material compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Property as required by any applicable Environmental Law; and (ii) comply with any Environmental Law; (h) Borrower shall use commercially reasonable efforts to ensure that any tenants or other users of the Property do not violate any Environmental Law; and (i) Borrower shall promptly notify Lender in writing after it has become aware of
(A) any presence or Release or threatened Release of Hazardous Materials in, on, under, from or migrating towards the Property; (B) any material non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien against the Property; (D) any required or proposed remediation of environmental conditions relating to the Property; and
(E) any written notice of which Borrower becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials in violation of Environmental Laws.

         SECTION 12.3 LENDER'S RIGHTS.

         Lender and any other Person designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting a reasonable environmental assessment or audit (the scope of which shall be determined in Lender's sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender to all areas of the Property within Borrower's control.

         SECTION 12.4 OPERATIONS AND MAINTENANCE PROGRAMS.

         If recommended by the Environmental Report or any other environmental assessment or audit of the Property, Borrower shall establish and comply with an operations and maintenance program with respect to the Property, in form and substance reasonably acceptable to Lender, prepared by an environmental consultant reasonably acceptable to Lender, which program shall address any asbestos-containing material or lead based paint that may now or in the future be detected at or on the Property. Without limiting the generality of the preceding sentence, Lender may require (a) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify, (b) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (c) at Borrower's sole expense, supplemental examination of the Property by consultants specified by Lender, if in Lender's good faith determination the same are required or desirable, (d) access to the Property by Lender, its agents or servicer, to review and assess the environmental condition of the Property and Borrower's compliance with any operations and maintenance program, and (e) variation of the operations and maintenance program in response to the reports provided by any such consultants.

         SECTION 12.5 ENVIRONMENTAL DEFINITIONS.

         "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to Borrower or the Property and relate to Hazardous Materials or protection of human health or the environment. "ENVIRONMENTAL LIENS" means all Liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person. "ENVIRONMENTAL REPORT" means the written reports resulting from the environmental site assessments of the Property delivered to Lender in connection with the Loan. "HAZARDOUS MATERIALS" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material", "hazardous waste", "toxic substance", "toxic pollutant", "contaminant", or "pollutant" within the meaning of any Environmental Law. "RELEASE" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         SECTION 12.6 INDEMNIFICATION.


         (a) Borrower and Borrower Principal covenant and agree at their sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any presence of any Hazardous Materials in, on, above, or under the Property; (ii) any past, present or threatened Release of Hazardous Materials in, on, above, under or from the Property; (iii) any activity by Borrower, any Person affiliated with Borrower, and any Tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Materials at any time located in, under, on or above the Property or any actual or proposed remediation of any Hazardous Materials at any time located in, under, on or above the Property, whether or not such remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (iv) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (v) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (vi) any acts of Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property in (A) arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials at any facility or incineration vessel containing such or similar Hazardous Materials or (B) accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for remediation; and (vii) any material misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement relating to environmental matters.

Upon written request by any Indemnified Party, Borrower and Borrower Principal shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any action include both an Indemnified Party and Borrower and/or a Borrower Principal, and the Indemnified Party shall have reasonably concluded that there are legal defenses available to it and or other Indemnified Parties that are different from or in addition to those available to Borrower and/or a Borrower Principal, then the Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Indemnified Parties; provided, however, that Borrower and/or a Borrower Principal shall not be liable for the expenses of more than one separate counsel unless an Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another Indemnified Party, Borrower and/or a Borrower Principal. Upon demand, Borrower and Borrower Principal shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         (b) Notwithstanding the foregoing, Borrower shall have no liability for any Losses imposed upon or incurred by or asserted against any Indemnified Parties and described in subsection (a) above to the extent that Borrower can prove both that such Losses were caused solely by (1) actions, conditions or events that occurred after the date that Lender (or any purchaser at a foreclosure sale) actually acquired title to the Property or (2) an Indemnified Party's gross negligence or willful misconduct, and that such Losses were not caused by the direct or indirect actions of Borrower, Borrower Principal, or any partner, member, principal, officer, director, trustee or manager of Borrower or Borrower Principal or employee, agent contractor or Affiliate of Borrower or Borrower Principal. The obligations and liabilities of Borrower and Borrower Principal under this Section 12.6 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage.

                         ARTICLE 13 - SECONDARY MARKET

         SECTION 13.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Loan Documents, or grant participations therein ("PARTICIPATIONS") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement ("SECURITIES") (the issuance of Participations and/or Securities, a "SECURITIZATION").

         SECTION 13.2 DELEGATION OF SERVICING. At the option of Lender, the Loan may be serviced by a servicer/trustee selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to such servicer/trustee pursuant to a servicing agreement between Lender and such servicer/trustee.

         SECTION 13.3 DISSEMINATION OF INFORMATION. Lender may forward to each purchaser, transferee, assignee, or servicer of, and each participant, or investor in, the Loan, or any Participations and/or Securities or any of their respective successors (collectively, the "INVESTOR") or any Rating Agency rating the Loan, or any Participations and/or Securities, each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any managing member or general partner, Borrower Principal, any SPE Component Entity (if any) and the Property, including financial statements, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under applicable Legal Requirements to prohibit such disclosure, including but not limited to any right of privacy.

         SECTION 13.4 COOPERATION. Borrower and Borrower Principal agree to cooperate with Lender in connection with any sale or transfer of the Loan or any Participation and/or Securities created pursuant to this Article 13, including, without limitation, (a) the delivery of an estoppel certificate required in accordance with Section 5.12(a) and such other documents as may be reasonably requested by Lender, (b) the execution of such amendments to the Loan Documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization including, without limitation, bifurcation of the Loan into two or more separate notes; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, except in connection with a bifurcation of the Loan which may result in varying fixed interest rates and amortization schedules, but which shall have the same initial weighted average coupon of the original Note, or (ii), in the reasonable judgment of Borrower, modify or amend any other material economic term of the Loan, or (iii) in the reasonable judgment of Borrower, materially increase Borrower's or Borrower Principal's obligations and liabilities or decrease Borrower's or Borrower Principal's rights under the Loan Documents; and (c) make changes to the organizational documents of Borrower and its principals and/or use its good faith efforts to cause changes to the legal opinions delivered by Borrower in connection with the Loan, provided, that such changes shall not result in a material adverse economic effect to Borrower or Borrower Principal or materially and adversely effect Borrower's or Borrower Principal's rights under the Loan Documents. Borrower shall also furnish and Borrower and Borrower Principal consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower or Borrower Principal as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale or transfer of the Loan or any Participations or Securities. Other than with respect to (i) items which Borrower, any Borrower Principal, Manager or any Affiliate of any of the foregoing are otherwise required to deliver pursuant to the terms of the Loan Documents and (ii) legal counsel employed by Borrower, any Borrower Principal, Manager or any Affiliate of any of the foregoing, Borrower and Borrower Principal shall not be obligated to incur any material cost or expense in connection with this Section 13.4.

                         ARTICLE 14 - INDEMNIFICATIONS

         SECTION 14.1 GENERAL INDEMNIFICATION. Borrower shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in material compliance with any Applicable Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (f) the performance of the Required Work, or (g) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower shall not have any obligation to Lender hereunder (i) to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender or (ii) that Borrower can prove both that such Indemnified Liabilities were caused solely by actions, conditions or events that occurred after the date that Lender (or any purchaser at a foreclosure sale) actually acquired title to the Property and that such Indemnified Liabilities were not caused by the direct or indirect actions of Borrower, any Borrower Principal, Manager or any Affiliate of any of the foregoing. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

         SECTION 14.2 MORTGAGE AND INTANGIBLE TAX INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of the Mortgage, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

         SECTION 14.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section 4.9 or Section 5.18 of this Agreement.

                            ARTICLE 15 - EXCULPATION

         SECTION 15.1 EXCULPATION.

         (a) Except as otherwise provided herein or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower or Borrower Principal, as applicable, to perform and observe the obligations contained herein or in the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or Borrower Principal or any direct or indirect owner therein, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Note, the Mortgage and the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Agreement, the Note, the Mortgage and the other Loan

Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower or Borrower Principal, as applicable, only to the extent of Borrower's or Borrower Principal's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Agreement, the Note, the Mortgage and the other Loan Documents, agrees that it shall not, except as otherwise provided in this Section 15.1, sue for, seek or demand any deficiency judgment against Borrower or Borrower Principal in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note, the Mortgage or the other Loan Documents. The provisions of this Section 15.1 shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note, the Mortgage or the other Loan Documents; (ii) impair the right of Lender to name Borrower or Borrower Principal as a party defendant in any action or suit for judicial foreclosure and sale under this Agreement and the Mortgage;
(iii) affect the validity or enforceability of any indemnity (including, without limitation, those contained in Section 12.6 and Article 14 of this Agreement), guaranty, master lease or similar instrument made in connection with this Agreement, the Note, the Mortgage and the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the assignment of leases provisions contained in the Mortgage; or
(vi) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower or Borrower Principal if necessary to obtain any Insurance Proceeds or Awards to which Lender would otherwise be entitled under this Agreement; provided however, Lender shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards.

         (b) Notwithstanding the provisions of this Section 15.1 to the contrary, Borrower and Borrower Principal shall be personally liable to Lender on a joint and several basis for Losses due to:

             (i) fraud or intentional misrepresentation by Borrower, Borrower Principal or any other Affiliate of Borrower or Borrower Principal in connection with the execution and the delivery of this Agreement, the Note, the Mortgage, any of the other Loan Documents, or any certificate, report, financial statement or other instrument or document furnished to Lender by or on behalf of Borrower, any Borrower Principal, Manager or any Affiliate of any of the foregoing at the time of the closing of the Loan or during the term of the Loan;

             (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence and during the continuance of an Event of Default;

             (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance;

             (iv) the misapplication or the misappropriation of Insurance Proceeds or Awards by any Person other than Lender, its agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries;

             (v) Intentionally Omitted;

             (vi) Intentionally Omitted;

             (vii) any act of actual physical waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by Borrower Principal, any principal, affiliate, member or general partner thereof;

             (viii) the intentional misrepresentation or intentional breach of covenants and warranties contained in the Loan Documents, including, without limitation, those contained in the Environmental Indemnity Agreement.

             (ix) Intentionally Omitted; or

             (x) Borrower's gross negligence or willful misconduct.

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of (i) a default by Borrower, Borrower Principal or any SPE Component Entity (if any) of any of the covenants set forth in Article 6 or Article 7 hereof, or (ii) if the Property or any part thereof shall become an asset in (A) a voluntary bankruptcy or insolvency proceeding of Borrower, or (B) an involuntary bankruptcy or insolvency proceeding of Borrower which is not dismissed within ninety (90) days of filing (iii) the failure to pay the first regularly scheduled payment of interest due under the Note. Notwithstanding anything contained in this Section 15.1(c) to the contrary, the liability of all of the Borrower Principals in the aggregate pursuant to this Section 15.1(c) shall not exceed ten percent (10%) of the original principal balance of the Note for so long as at least one Borrower Principal is (1) NXL, (2) the owner of the equity in the Qualified Transferee,
(3) the Qualified Transferee or (4) another person or entity approved by Lender and the Rating Agencies pursuant to the terms hereof.

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Agreement, the Note, the Mortgage or the other Loan Documents.

                              ARTICLE 16 - NOTICES

         SECTION 16.1 NOTICES.


         All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid overnight delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or by (c) telecopier (with answer back acknowledged provided an additional notice is given pursuant to subsection (b) above), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):



         If to Lender:              Bank of America, N.A.
                                    Capital Markets Servicing Group
                                    333 South Beaudry Avenue
                                    26th floor
                                    CA9-703-26-10
                                    Los Angeles, California  90017
                                    Attn:  Servicing Manager
                                    Telephone No: (800) 462-0505
                                    Facsimile No.: (213) 345-6587

         With a copy to:            Thacher Proffitt & Wood
                                    11 West 42nd Street
                                    New York, New York  10036
                                    Attention:  Joseph Philip Forte, Esq.
                                    Facsimile No.: (212) 789-3500

         If to Borrower or
         Borrower Principal:        1130 Central Expressway, Suite 407
                                    Dallas, Texas 75243
                                    Attention:  George W. Allen
                                    Facsimile No.:  (214) 696-4360

         With a copy to:            New Plan Excel Realty Trust, Inc.
                                    1120 Avenue of the Americas
                                    New York, New York 10036
                                    Attention:  Steven Siegel, Esq.
                                    Facsimile No.: (212) 320-4776

                                    Willkie Farr & Gallagher
                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention:  Eugene Pinover, Esq.
                                    Facsimile No.: (212) 728-8111

                                     Baker Botts, L.L.P.
                                    2001 Ross Avenue
                                    Dallas, Texas 75201
                                    Attention:  Mark D. Van Kirk, Esq.
                                    Facsimile No.: (214) 953-6593

                                    Bluff City Buick
                                    1810 Getwell Road
                                    Memphis, Tennessee
                                    Attention: Milton T. Schaeffer
                                    Facsimile No.:  (901) 745-5646

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                        ARTICLE 17 - FURTHER ASSURANCES

         SECTION 17.1 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor. In addition to the foregoing, prior to a Securitization only, Borrower may require Lender to deliver to Borrower an indemnity relating to losses incurred by Borrower in condition with the execution by Borrower of a replacement Note.

         SECTION 17.2 RECORDING OF MORTGAGE, ETC. Borrower forthwith upon the execution and delivery of the Mortgage and thereafter, from time to time, will cause the Mortgage and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, the Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         SECTION 17.3 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, security agreements, control agreements, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording the Mortgage, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements and financing statement amendments to evidence more effectively, perfect and maintain the priority of the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 17.3.

         SECTION 17.4 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.
(a) If any law is enacted or adopted or amended after the date of this Agreement which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable, without any prepayment premium.

         (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of the Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

         If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, the Mortgage, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         SECTION 17.5 EXPENSES.


         Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable out-of-pocket costs and expenses (including reasonable, actual attorneys' fees and disbursements and the allocated costs of internal legal services and all actual disbursements of internal counsel) reasonably incurred by Lender in accordance with this Agreement in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) for so long as a Default exists (unless otherwise required to paid by Borrower pursuant to the terms of the Loan Documents), Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) following a request by Borrower, Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) for so long as a Default exists (unless otherwise required to paid by Borrower pursuant to the terms of the Loan Documents), securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Lien in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender or are expressly required to be paid by Lender pursuant to the terms hereof.

                              ARTICLE 18 - WAIVERS

         SECTION 18.1 REMEDIES CUMULATIVE; WAIVERS.

         The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower or Borrower Principal pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

         SECTION 18.2 MODIFICATION, WAIVER IN WRITING.

         No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         SECTION 18.3 DELAY NOT A WAIVER.

         Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         SECTION 18.4 TRIAL BY JURY.

         BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

         SECTION 18.5 WAIVER OF NOTICE.

         Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan

Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

         SECTION 18.6 REMEDIES OF BORROWER.

         In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment.

         SECTION 18.7 WAIVER OF MARSHALLING OF ASSETS.

         To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.

         SECTION 18.8 WAIVER OF STATUTE OF LIMITATIONS.

         Borrower hereby expressly waives and releases, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         SECTION 18.9 WAIVER OF COUNTERCLAIM.

         Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

                           ARTICLE 19 - GOVERNING LAW

         SECTION 19.1 CHOICE OF LAW.

         This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State and applicable laws of the United States of America.

         SECTION 19.2 SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 19.3 PREFERENCES.

         Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Creditors Rights Laws, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                           ARTICLE 20 - MISCELLANEOUS

         SECTION 20.1 SURVIVAL.

         This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

         SECTION 20.2 LENDER'S DISCRETION.

         Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

         SECTION 20.3 HEADINGS.

         (a) The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 20.4 COST OF ENFORCEMENT.

         In the event (a) that the Mortgage is foreclosed in whole or in part,
(b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, or
(c) Lender exercises any of its other remedies under this Agreement or any of the other Loan Documents, Borrower shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         SECTION 20.5 SCHEDULES INCORPORATED.

         The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         SECTION 20.6 OFFSETS, COUNTERCLAIMS AND DEFENSES.

         Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         SECTION 20.7 NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.

         (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

         (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

         (c) The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the

Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         (d) Notwithstanding anything to the contrary contained herein, Lender is not undertaking the performance of (i) any obligations under the Leases; or
(ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

         (e) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Agreement, the Mortgage, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         (f) Borrower recognizes and acknowledges that in accepting this Agreement, the Note, the Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the representations and warranties set forth in Article 4 of this Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Agreement, the Note, the Mortgage and the other Loan Documents in the absence of the warranties and representations as set forth in Article 4 of this Agreement.

         SECTION 20.8 PUBLICITY.

         Except as may be required by any law, rule, regulation or order of any Governmental Authority, all news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan, Lender, Banc of America Securities LLC, or any of their Affiliates shall be subject to the prior written approval of Lender, not to be unreasonably withheld, delayed or conditioned.

         SECTION 20.9 CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.

         In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

         SECTION 20.10 ENTIRE AGREEMENT.

         This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                   BORROWER:

                                   BPR SHOPPING CENTER, L.P., a Texas limited partnership

                                   By:  BPR SPE CORP., a Delaware corporation,
                                        its general partner


                                        By: /s/ George W. Allen
                                            -----------------------------------
                                            Name: George W. Allen
                                            Title: President and Secretary

                                   BORROWER PRINCIPAL:

                                   Acknowledged and agreed to solely with
                                   respect to its obligations set forth in
                                   Article 4, Section 9.6(b), Section 12.6 and
                                   Article 15 hereof and the limitations set forth in Article 15 hereof:

                                   NEW PLAN EXCEL REALTY TRUST, INC.


                                   By: /s/ Steven F. Siegel
                                       ---------------------------------------
                                       Name: Steven F. Siegel
                                       Title: Senior Vice President

                                   /s/ George W. Allen
                                   ---------------------------------
                                   GEORGE W. ALLEN, individually

                                   /s/ Milton T. Schaeffer
                                   ---------------------------------
                                   MILTON T. SCHAEFFER, individually

                                   LENDER:

                                   BANK OF AMERICA, N.A., a national banking association

                                   By: /s/ Steven Wasser
                                      ----------------------------------------
                                      Name: Steven Wasser
                                      Title: Officer